                                  EXHIBIT 10-36

                            AMENDMENT AND RESTATEMENT
                                       OF
                         USG CORPORATION RETIREMENT PLAN

WHEREAS, USG CORPORATION RETIREMENT PLAN (the "Plan") was established effective July 1, 1958 (and then was named "United States Gypsum Company Retirement Plan"); and

WHEREAS, the Plan, as amended and restated effective as of January 1, 1984, has subsequently been amended from time to time and it now is considered desirable to further amend and restate the Plan in its entirety;

NOW, THEREFORE, pursuant to the amending power reserved to USG Corporation as the "company" under subsection 14.1 of the Plan, as amended, the Plan be and hereby is further amended and restated in its entirety effective as of January 1, 1999 in the form attached hereto.

                                      * * *

IN WITNESS WHEREOF, the Company has caused these presents to be signed on its behalf by an officer thereunto duly authorized this 29th day of December, 1999.

                                        USG CORPORATION


                                        By:
                                            ------------------------------------

                         USG CORPORATION RETIREMENT PLAN

                As Amended and Restated Effective January 1, 1999

                             McDermott, Will & Emery
                                     Chicago

                                TABLE OF CONTENTS

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SECTION 1 ......................................................................     1
   Introduction ................................................................     1
      1.1     Plan, Company ....................................................     1
      1.2     Purpose ..........................................................     1
      1.3     Restatement Effective Date, Plan Year ............................     1
      1.4     Subsidiaries, Employers, USG Companies ...........................     2
      1.5     Plan Administration, the Committee ...............................     2
      1.6     Trustees, Trust Agreements, Trust Funds ..........................     2
      1.7     Preservation of Benefits .........................................     2
      1.8     Predecessor Plans ................................................     3
      1.9     Supplements ......................................................     3
      1.10    Examination of Plan Documents ....................................     4
      1.11    Gender and Number ................................................     4
      1.12    Notices ..........................................................     4
      1.13    Combination Defined Benefit and Defined Contribution Plan ........     4

SECTION 2 ......................................................................     6
   Eligibility for Participation and ...........................................     6
   Participant Contributions ...................................................     6
      2.1     Covered Employee, Participant, Eligibility Date ..................     6
      2.2     Eligibility ......................................................     7
      2.3     Notice of Eligibility, Enrollment ................................     7
      2.4     Leave of Absence .................................................     7
      2.5     Participant Contributions ........................................     8
      2.6     Separate Accounts ................................................     8
      2.7     U.S. Foreign Service Employee ....................................    11
      2.8     Leased Employees .................................................    11

SECTION 3 ......................................................................    13
   Retirement Dates, Employment Termination Date ...............................    13
      3.1     Normal Retirement Date ...........................................    13
      3.2     Deferred Retirement Date .........................................    13
      3.3     Early Retirement Date ............................................    13
      3.4     Disability Retirement Date .......................................    13
      3.5     Retirement Date ..................................................    14
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
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      3.6     Employment Termination Date ......................................    14
      3.7     Retirement or Termination While on Leave of Absence ..............    14

SECTION 4 ......................................................................    15
   Bases of Retirement Income and Other Benefits ...............................    15
      4.l     General ..........................................................    15
      4.2     Credited Service .................................................    15
      4.3     Benefit Service ..................................................    18
      4.4     Special Rules as to Credited Service and Benefit Service .........    19
      4.5     Earnings .........................................................    21
      4.6     Final Average Earnings ...........................................    22
      4.7     Primary Social Security Benefit ..................................    23
      4.8     Monthly Separate Account Benefit .................................    24
      4.9     Determination of Bases of Benefits ...............................    25

SECTION 5 ......................................................................    26
   Amount of Retirement Income .................................................    26
      5.1     Normal Retirement ................................................    26
      5.2     Deferred Retirement ..............................................    26
      5.3     Early Retirement Benefits ........................................    27
      5.4     Election of Early Commencement of Early Retirement Benefits ......    28
      5.5     Lump Sum Payment of Early Retirement Benefits Derived from
                 Participants' Contributions  ..................................    29
      5.6     Disability Retirement ............................................    30
      5.7     Total and Permanent Disability ...................................    31
      5.8     Conditions as to Payment of Disability Benefits ..................    31
      5.9     Accrued Monthly Benefit ..........................................    32
      5.10    Increased Benefits for Certain Retired Participants ..............    32
      5.11    Benefit Commencement Consent Requirements ........................    33

SECTION 6 ......................................................................    34
   Termination Before Retirement, Death During Employment ......................    34
      6.1     Monthly Deferred Vested Benefit ..................................    34
      6.2     Election of Early Commencement of Deferred Vested Benefits .......    34
      6.3     Lump Sum Payment of Deferred Vested Benefits
                 Derived from Participants' Contributions ......................    34
      6.4     Termination Prior to Five Years of Credited Service ..............    35
      6.5     Death During Employment ..........................................    36
      6.6     Pre-Retirement Spouse's Benefit ..................................    38
      6.7     Benefit Commencement Consent Requirements ........................    38


                                      -ii-
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
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SECTION 7 ......................................................................    39
   Payment of Retirement Income and Other Benefits .............................    39
      7.1     Benefit Commencement Date, Combined Benefit Reference ............    39
      7.2     Eligible Spouse ..................................................    39
      7.3     Normal Form of Payment of Benefits ...............................    39
      7.4     Benefit Options ..................................................    41
      7.5     Rules as to Election and Discontinuance of
                 Benefit Options ...............................................    42
      7.6     Applicable Election Period .......................................    45
      7.7     Relating to Qualified Joint and Survivor Annuity .................    45
      7.8     Benefit Commencement Requirements ................................    46
      7.9     Payment of Small Amounts .........................................    49
      7.10    Benefits Derived from Employer and Participant
                 Contributions .................................................    49
      7.11    Designation of Beneficiaries .....................................    50
      7.12    Missing Participants or Beneficiaries ............................    51
      7.13    Direct Transfer of Eligible Rollover Distributions ...............    52

SECTION 8 ......................................................................    53
   Maximum and Minimum Benefit Limitations, Offset for Other Plan Benefits .....    53
      8.1     Maximum Retirement Income and Deferred Vested Benefits ...........    53
      8.2     Limitation Year and Total Compensation ...........................    53
      8.3     Defined Benefit Plan and Defined Contribution Plan Limitations ...    53
      8.4     Combining of Plans ...............................................    54
      8.5     Maximum Benefits as a Result of the Annual Compensation Limit ....    54
      8.7     Maximum Retirement Income and Deferred Vested Benefit ............    57
      8.8     Minimum Retirement Income and Deferred Vested Benefit ............    57
      8.9     Minimum Death Benefits ...........................................    57
      8.10    Offset for Other Plan Benefits ...................................    58
      8.11    Special Rules for Benefit Transfers ..............................    58
      8.12    Section 401(m) Limitations as to Participant Separate
                 Account Contributions .........................................    59
      8.13    Special Provisions Applicable to Section 401(m) Limitations ......    60
      8.14    Highly Compensated Participant ...................................    61

SECTION 9 ......................................................................    62
   Reemployment ................................................................    62
      9.1     Rehired Employee .................................................    62
      9.2     Rehired Participant ..............................................    62
      9.3     One-Year Break in Service, Extended Break in Service .............    63
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                                      -iii-
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
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      9.4     Credited and Benefit Service .....................................    63
      9.5     Prior Accrued Benefit ............................................    66
      9.6     Benefits After Reemployment Ends .................................    68

SECTION 10 .....................................................................    70
   General Provisions ..........................................................    70
      10.1    Interests Not Transferable .......................................    70
      10.2    Facility of Payment ..............................................    71
      10.3    Absence of Guaranty ..............................................    71
      10.4    Employment Rights ................................................    71
      10.5    Litigation by Participants or Other Persons ......................    71
      10.6    Actuarially Equivalent Benefits ..................................    72
      10.7    Evidence .........................................................    72
      10.8    Waiver of Notice .................................................    72
      10.9    Controlling Law ..................................................    72
      10.10   Severability .....................................................    72
      10.11   Fiduciary Responsibilities .......................................    73

SECTION 11 .....................................................................    74
   The Committee ...............................................................    74
      11.1    Membership .......................................................    74
      11.2    General Powers, Rights and Duties ................................    74
      11.3    Manner of Action .................................................    75
      11.4    Information Required by Committee ................................    76
      11.5    Committee Decision Final .........................................    76
      11.6    Review of Benefit Determinations .................................    76
      11.7    Uniform Rules ....................................................    76
      11.8    Committee Member Who is a Participant ............................    76

SECTION 12 .....................................................................    77
   Funding of Plan Benefits ....................................................    77
      12.1    Employer and Participant Contributions ...........................    77
      12.2    Minimum Funding Standards ........................................    77
      12.3    Application of Forfeited Benefits ................................    77

SECTION 13 .....................................................................    78
   Relating to the Employers ...................................................    78
      13.1    Action by Employers ..............................................    78
      13.2    Additional Employers .............................................    78
      13.3    Successor Employers ..............................................    78
      13.4    Restrictions as to Reversion of Trust Assets to Employers ........    78

                                                                                   PAGE
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SECTION 14 .....................................................................    80
   Amendment, Termination or Plan Merger .......................................    80
      14.1    Amendment ........................................................    80
      14.2    Termination ......................................................    80
      14.3    Plan Merger or Consolidation .....................................    80
      14.4    Notice of Amendment, Termination or Plan Merger ..................    80
      14.5    Nonforfeitability on Termination .................................    81
      14.6    Limitations on Termination .......................................    81

SECTION 15 .....................................................................    82
   Allocation and Distribution of Assets on Termination ........................    82

SECTION 16 .....................................................................    83
   Annual Benefit Payment Restrictions .........................................    83
      16.1    Restrictions on Annual Payments ..................................    83
      16.2    Responsibility of Committee ......................................    83

SECTION 17 .....................................................................    84
   Special Rules for Top-heavy Plans ...........................................    84
      17.1    Purpose ..........................................................    84
      17.2    Top-heavy Plan ...................................................    84
      17.3    Key Employee .....................................................    85
      17.4    Minimum Vesting ..................................................    86
      17.5    Minimum Benefit ..................................................    86
      17.6    Aggregation of Plans .............................................    87
      17.7    No Duplication of Benefits .......................................    87
      17.8    Adjustment of Combined Benefit Limitations .......................    87
      17.9    Use of Terms .....................................................    88

SECTION 18 .....................................................................    89
   Special Restrictions and Overriding Provisions Applicable During a
      Restricted Period ........................................................    89
      18.1    Overriding Provisions Effective During Restricted Period .........    89
      18.2    Definitions ......................................................    89
      18.3    Restrictions on Eligibility to Participate .......................    92
      18.4    Prohibition Against Mergers and Transfers of Assets
                 and Liabilities ...............................................    92
      18.5    Timing and Method of Distribution ................................    92
      18.6    Prohibition Against Reversion of Plan Assets if Plan Terminated ..    93
      18.7    Conditions and Limitations .......................................    95
      18.8    Prohibition Against Amendment ....................................    96


                                       -v-
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EXHIBIT A

SUPPLEMENT 1
   Titles of Supplements in Effect Immediately Prior to the Restatement
      Effective Date

                         USG CORPORATION RETIREMENT PLAN

            (As Amended and Restated Effective as of January 1, 1999)

                                    SECTION 1

                                  INTRODUCTION

1.1  PLAN, COMPANY

          USG Corporation (the "company") maintains USG Corporation Retirement Plan (the "Plan") for the benefit of its eligible employees. The plan was originally established effective as of July 1, 1958 by United States Gypsum Company and was then known as the United States Gypsum Company Retirement Plan. On January 1, 1985 United States Gypsum Company became a wholly-owned subsidiary of USG Corporation and the subsidiaries of United States Gypsum Company became direct or indirect subsidiaries of USG Corporation. By agreement made as of December 20, 1984 the plan was amended effective January 1, 1985 to substitute USG Corporation for United States Gypsum Company as the "company" under the plan, to provide for United States Gypsum Company continuing as an employer under the plan, and to change the name of the plan to USG Corporation Retirement Plan. The provisions of this subsection and the following provisions constitute an amendment and restatement of the plan (as previously amended) effective as of January 1, 1999, subject to any subsequent amendments. The term "company" as used in the plan means USG Corporation.

1.2  PURPOSE

          The purpose of the plan is to provide retirement and other benefits for eligible employees of the company and of its subsidiaries that are employers under the plan.

1.3  RESTATEMENT EFFECTIVE DATE, PLAN YEAR

          The term "restatement effective date" as used in the plan means January 1, 1999. The plan is administered on the basis of a plan year (the "plan year") beginning on the applicable January 1 and ending on the next following December 31.

1.4  SUBSIDIARIES, EMPLOYERS, USG COMPANIES

          Certain subsidiaries of the company adopted the plan prior to the restatement effective date for the benefit of their employees. Any other subsidiary of the company may adopt the plan on or after the restatement effective date in accordance with the provisions of subsection 13.2 with the consent of the pension committee described in subsection 1.5. For purposes of the plan, a "subsidiary" of the company is any corporation 80 percent or more of the voting stock of which is owned, directly or indirectly, by the company. The company and its subsidiaries which adopt the plan are referred to below collectively as the "employers" and individually as an "employer". The term "USG Companies" means the employers and all subsidiaries that have not adopted the plan and each such corporation is referred to as a "USG Company". Any corporation that is not an employer and does not qualify as a subsidiary but is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) which contains an employer and each trade or business (whether or not incorporated) which, along with an employer, is considered to be under common control pursuant to Section 414(c) of the Internal Revenue Code shall, for purposes of the plan, be considered as a subsidiary that has not adopted the plan.

1.5  PLAN ADMINISTRATION, THE COMMITTEE

          The plan is administered by the Pension and Investment Committee (the "committee") consisting of three or more members appointed by the company, as provided in Section 11.

1.6  TRUSTEES, TRUST AGREEMENTS, TRUST FUNDS

          Funds contributed by the employers and employees participating in the plan are held and invested in one or more trust funds, until distributed, by one or more corporate trustees appointed by the committee. The trustee of each such trust fund acts under a trust agreement between the employers and that trustee. Unless indicated otherwise by the context, the terms "trustee", "trust fund" and "trust agreement" shall mean, respectively, all trustees, trust funds and trust agreements described above.

1.7  PRESERVATION OF BENEFITS

          The benefits provided under the plan on and after the restatement effective date for or with respect to any participant who retired or whose employment with the USG Companies otherwise terminated prior to the restatement effective date will, except as otherwise specifically provided herein or required by law, continue to be governed by the terms of the plan as in effect as of the date of the participant's retirement or other termination of employment. As to employees participating in the plan on the restatement effective date, it is intended that the benefits they earned under the plan prior to that date shall be preserved unless limited by Section
8. If the committee determines that any such benefits have not been provided for under the terms and provisions of the plan as in effect on and after the restatement effective date, the committee shall direct the payment of such benefits from the plan to the participant or other person entitled to them. The benefits provided under the plan for or with respect to any participant who retired or whose employment with the USG Companies otherwise terminated prior to the date an amendment to the plan became effective or a provision of the plan was deleted pursuant to an amendment will, except as otherwise specifically provided herein or required by law, continue to be governed by the terms of the plan as in effect on the date of the participant's retirement or other termination of employment.

1.8  PREDECESSOR PLANS

          Certain pension plans maintained by subsidiaries of the company were merged into this plan prior to the restatement effective date and special provisions relating to persons covered under those plans were or are attached to this plan as a part thereof. Any such pension plan merged into this plan before the restatement effective date and any pension or profit sharing plan merged into this plan on or after the restatement effective date is referred to below as a "predecessor plan". Any other pension plan or any profit sharing plan maintained by the company or any subsidiary which adopts this plan may be merged into this plan with the consent of the company. Special provisions relating to employees or other persons covered under any such pension or profit sharing plan when it is merged into this plan may be set forth in one or more supplements which, by amendment, will be attached to and form a part of this plan.

1.9  SUPPLEMENTS

          In addition to supplements described in subsection 1.8, from time to time, by amendment, supplements have been and may continue to be attached to this plan, which supplements shall form a part of this plan for the purpose of modifying provisions of the plan to the extent such provisions apply to any particular group of employees or other persons entitled to benefits under the plan. If it is deemed necessary or desirable to set forth additional, substitute or retroactive terms and provisions of the plan as applied to such group of employees or other persons, including provisions to preserve benefits attributable to an employee's participation in any other pension plan maintained by an employer or predecessor of an employer, such supplement will specify the group of employees or other persons to which it applies and will supersede the provisions of this plan to the extent necessary to eliminate any inconsistencies between the plan and such supplement. Prior to the restatement effective date, the plan had eleven Supplements (the titles of which are listed in Supplement 1). The provisions of such supplements as in effect immediately prior to the restatement effective date are incorporated herein by reference.

1.10 EXAMINATION OF PLAN DOCUMENTS

          Copies of the plan and trust agreement, and any amendments thereto, will be on file at the principal office of each employer where they may be examined by any participant. The provisions of and benefits under the plan are subject to the terms and provisions of the trust agreement.

1.11 GENDER AND NUMBER

          Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular, and the singular shall include the plural.

1.12 NOTICES

          Any notice or document required to be given to or filed with the committee shall be considered as given or filed if delivered or mailed by registered mail, postage prepaid, to the corporate secretary of the company, 125 South Franklin Street, Chicago, Illinois 60606.

1.13 COMBINATION DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN

          Since its establishment, the plan has been designed to meet the requirements of a qualified defined benefit plan under Section 401(a) of the Internal Revenue Code. As described in subsection 2.5 and pursuant to Section 414(k) of the Internal Revenue Code, each participant's contributions made for periods beginning on or after January 1, 1991 have been or shall be credited to a separate account maintained under the plan in the participant's name. Participant contributions credited to separate accounts shall be invested under the trust fund, and the separate accounts shall be adjusted to reflect investment gain or losses and unrealized appreciation or depreciation in the value of the trust fund, all as provided for in subsection 2.6. As a result of the establishment of separate accounts, Section 414(k) of the Internal Revenue Code requires that the plan be treated as a defined contribution plan for purposes of Section 410 of the Internal Revenue Code (relating to minimum participation standards) and that for purposes of Internal Revenue Code Sections 72(d) (relating to treatment of employee contributions as a separate contract), 411(a)(7)(A) (relating to minimum vesting standards), 415 (relating to limitations on benefits and contributions under qualified plans), and 401(m) (relating to nondiscrimination tests for employee after-tax contributions) the plan be treated as a defined contribution plan to the extent benefits are based on the separate accounts of participants and as a defined benefit plan with respect to the remaining portion of benefits provided under the plan.

                                    SECTION 2

                        ELIGIBILITY FOR PARTICIPATION AND

                            PARTICIPANT CONTRIBUTIONS

2.1  COVERED EMPLOYEE, PARTICIPANT, ELIGIBILITY DATE

          The term "covered employee" means an employee who is a member of a group of employees of an employer to which the plan has been and continues to be extended by the company or by agreement, and who, effective January 1, 2000, is not classified by the employer as a temporary employee. The term "participant" means an employee of a USG Company who, after becoming eligible for participation in the plan, is enrolled in the plan pursuant to this Section 2 and also means a former employee of the USG Companies who either is receiving benefits under the plan or is entitled to receive benefits under the plan commencing on a future date. The term "eligibility date" means for any employee the first day of the calendar month that is determined, in accordance with uniform and consistent rules established by the committee, by reference to (and not later than the 90 days after) the date on which the employee first performs an hour of service as a covered employee. In the case of an employee who declines to make contributions under subsection 2.5 when the employee is first eligible to do so, the term "eligibility date" means the first day of a subsequent calendar month. In the case of a former employee who is reemployed by an employer, the term "eligibility date" also includes any other date described in subparagraphs 9.1(a) and 9.2(b) on which such employee is entitled to become enrolled in the plan. If an employee of a USG Company becomes a covered employee more than six months after the date the employee completes twelve months of employment with the USG Companies, the date the employee so becomes a covered employee also shall be an "eligibility date." For purposes of determining eligibility to become a participant in the plan, the term "employee" for any plan year means any individual who is treated and/or classified by the employer for such plan year as an employee for purposes of employment taxes and wage withholding for Federal income tax. Except as specifically provided in subparagraph 2.8(c), individuals who perform services for an employer as independent contractors, leased employees, or through agencies are not employees of the employer and therefore are not eligible for benefits under this plan. If an individual is not considered to be an employee of an employer for purposes of employment taxes and wage withholding, a subsequent determination by the employer, any governmental agency or court that the individual is a common law employee of the employer, even if such determination is applicable to prior years, will not have a retroactive effect for purposes of eligibility to participate in the plan for any plan year. A temporary employee is an employee who is classified as such by the employer and is employed usually for less than 90 days with a specified date beyond which employment will not continue; interns (i.e. students who are employed during summer and other vacations) and co-op students (i.e. students who receive school credit for employment with the employer) are considered temporary employees.

2.2  ELIGIBILITY

          Subject to the conditions and limitations of the plan, each employee of an employer who is a participant in the plan immediately before the restatement effective date will continue as such on and after that date so long as the employee remains a covered employee. Each other employee of an employer will be eligible to become enrolled in the plan and become a participant on any eligibility date occurring on or after that date if the employee then is a covered employee.

2.3  NOTICE OF ELIGIBILITY, ENROLLMENT

          Each employee will be notified of the date the employee is eligible to become enrolled in the plan and become a participant and will be furnished with appropriate enrollment materials pursuant to procedures established by the committee in regard to enrollment. An eligible employee will be deemed to have elected to make the contributions described in subsection 2.5 unless the employee elects not to become a participant in accordance with such procedures. By becoming enrolled in the plan, the participant authorizes the employer to deduct from the compensation otherwise payable to the employee by such employer the contributions the employee is required to make under subsection 2.5 in order to become a participant in the plan.

2.4  LEAVE OF ABSENCE

          A "leave of absence" as used in the plan means:

          (a) A leave of absence required by law or granted by a USG Company on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who entered such branches, or any other military or governmental branch designated by the company.

          (b) Any other absence from active employment with a USG Company under conditions which are not treated by it as a termination of employment. A participant shall be considered on a paid leave of absence for the period over which the participant receives payment from an employer as a "continuing employee" in accordance with the terms of a written employment or other agreement between the participant and the employer.

Leaves of absence granted by a USG Company will be governed by rules uniformly applied to all employees similarly situated. An employee on a leave of absence will be considered an employee of an employer for all purposes of the plan, and a participant on a paid leave of absence will continue to be eligible to participate in the plan.

2.5  PARTICIPANT CONTRIBUTIONS

          Prior to January 1, 1999, an employee elected to enroll in the plan by affirmatively electing to make contributions to the plan through payroll deduction in such amount as provided in the plan as amended from time to time. Effective January 1, 1999, an employee who is eligible to participate in the plan under subsection 2.2 shall be deemed to have elected to make contributions to the plan by payroll deduction in an amount equal to 2 percent of the employee's earnings unless the employee affirmatively elects not to make such contributions, any such election to be made at such time and in such manner as the committee may determine. A participant's earnings shall be subject to the limitation imposed by Section 401(a)(17) of the Internal Revenue Code for the purpose of determining the amount of the participant's contributions, as well as for other purposes, as described in subsection 8.5. However, if a participant should discontinue making contributions, the period of discontinuance shall not be included in the participant's number of years of credited service and benefit service (as defined in subsections 4.2 and 4.3). If a participant discontinues making contributions under the plan, at any time thereafter the participant may elect to resume making contributions (provided the participant is a covered employee) by electing, in such form and at such time as the committee may determine to authorize the employer to deduct contributions from the participant's earnings. The committee shall maintain a separate account under the plan in the name of each participant ("separate account") pursuant to
Section 414(k) of the Internal Revenue Code and all participant contributions for periods commencing on or after January 1, 1999 shall be credited to participant separate accounts as provided in subsection 2.6, (along with any such contributions made for the period commencing January 1, 1991 and ending December 31, 1998).

2.6  SEPARATE ACCOUNTS

          Pursuant to Section 414(k) of the Internal Revenue Code, the committee shall maintain separate accounts in the name of each participant, and the following shall apply:

          (a) No participant contributions may be made to the plan other than participant contributions in amounts determined under subsection
               2.5 that are allocated and credited to participants' separate accounts. Such contributions shall be invested in one or more investment funds (the "investment funds") maintained within the trust funds that are selected by the committee, as provided in the trust agreement. Participant contributions made and credited to their separate accounts shall be subject to the nondiscrimination requirements of Section 401(m) of the Internal Revenue Code, as described in subsections 8.12 and 8.13. Prior to January 1, 1991, participants made contributions to the plan but such contributions were not allocated to separate accounts in the participant's name; participant contributions for periods on or after January 1, 1991 have been or will be allocated to the separate accounts described in this subsection.

          (b) At the end of each plan year participants' separate accounts shall be adjusted to reflect actual investment gains or losses and unrealized appreciation or depreciation in the value of the assets of the investment funds; provided, however, that the separate account of a participant whose retirement date or employment termination date occurs during a plan year shall be adjusted as of the end of the calendar month in which the participant's retirement or employment termination occurs to reflect the account's pro rata share of investment experience of the investment funds since the end of the next preceding plan year.

          (c) A participant always shall have a fully vested and nonforfeitable interest in the participant's separate account as adjusted from time to time as described in subparagraph (b) next above and in the participant's monthly separate account benefit in the event the participant's separate account balance is converted into such a benefit.

          (d) If upon a participant's retirement date or employment termination date the participant becomes entitled to a monthly retirement income or a deferred vested benefit in addition to a monthly benefit provided by the balance in the participant's separate account, the amount of such monthly retirement income or deferred vested benefit shall be determined in accordance with the applicable provisions of
               Section 5 or Section 6, but with the resulting amount reduced on an actuarially equivalent basis by the amount of monthly benefit that could be provided with the participant's separate account balance. Unless within the 90-day period next following the participant's retirement date or employment termination date the participant is eligible to and elects that the participant's separate account balance be distributed in a lump sum pursuant to subsection 5.5 or 6.3, or unless the participant's entire plan benefits are to be distributed either pursuant to the participant's election, if eligible therefor, of the lump sum option provided under subparagraph 7.4(d) or because of the provisions of subsection 7.9, the participant's separate account balance shall be converted to a monthly separate account benefit which shall be combined with the monthly retirement income or deferred vested benefits the participant is entitled to receive under the plan and distributed pursuant to the provisions of
               Section 7.

          (e) If a participant's employment with the USG Companies terminates for a reason other than retirement under the plan or death, and prior to completion of five years of credited service, then, subject to the consent requirements set forth in subparagraph 7.8(a), the balance in the participant's separate account as adjusted as of the end of the calendar month in which the participant's employment termination occurred shall be distributed to the participant in a lump sum as provided in subsection 6.4 along with benefits attributable to the participant's pre-1991 participant contributions.

          (f) If a participant's death occurs during employment, death benefits attributable to the participant's separate account as well as the participant's pre-1991 participant contributions shall be payable as provided in subsection 6.5.

          (g) The entire benefits a participant becomes entitled to under the plan, including the accrued benefits derived from the participant's separate account (as defined in subparagraph 7.10(d)), shall be subject to the provisions of Section 7 relating to the normal and optional forms of benefit payments, including qualified joint and survivor annuity requirements.

2.7  U.S. FOREIGN SERVICE EMPLOYEE

          It is intended that a U.S. foreign service employee (as defined below) may become eligible to become a participant in the plan and share in the benefits provided under the plan to the same extent as if the employee were employed by the company. A "U.S. foreign service employee" means a person who is a citizen of the United States and is employed:

          (a) By a subsidiary incorporated outside the United States that qualifies as a "foreign affiliate", as defined in Section 406 of the Internal Revenue Code, and as to which the company has entered into an agreement under Section 3121(1) of the Internal Revenue Code; or

          (b) By a subsidiary that qualifies as a "domestic subsidiary" of an employer that qualifies as a "domestic parent corporation", both as defined in Section 407 of the Internal Revenue Code,

and for whom contributions under a funded plan of deferred compensation (whether or not a plan described in Section 401(a) or 403(a) of the Internal Revenue
Code) are not provided by any other person with respect to remuneration paid to such individual by that foreign affiliate or domestic subsidiary.

2.8  LEASED EMPLOYEES

          Leased employees shall be treated under the plan as follows:

          (a) Leased employees shall be considered employees of the USG Companies for purposes of determining whether the plan satisfies the requirements for plan qualification set forth in Section 414(n)(3) of the Internal Revenue Code. In making this determination, contributions and benefits provided by the leasing organization that are attributable to services performed for the USG Companies shall be treated as provided by the USG Companies.

          (b) If leased employees do not constitute more than 20 percent of the USG Companies' nonhighly compensated workforce, subparagraph (a) next above shall not apply to a leased employee who is covered by a plan described in Section 414(n)(5)(B) of the Internal Revenue Code.

          (c) Leased employees shall be eligible to participate in this plan only if and to the extent necessary to satisfy the applicable requirements set forth in Section 414(n)(3) of the Internal Revenue Code. With respect to any leased employee (including a leased employee who becomes a participant in this plan through operation of this subsection 2.9 or otherwise), the requirements of Section 414(n)(4)(B) of the Internal Revenue Code relating to "years of service" shall be taken into account for purposes of subsection 9.3.

          (d) A "leased employee" means any person who is not otherwise an employee of a USG Company and who, pursuant to an agreement between USG Corporation and any other person, has performed services for USG Corporation, or for USG Corporation and related persons (determined in accordance with Section 414(n)(6) of the Internal Revenue Code), on a substantially full-time basis for a period of at least one year, and effective January 1, 1997 such services are performed under the primary direction or control of USG Corporation.

                                    SECTION 3

                  RETIREMENT DATES, EMPLOYMENT TERMINATION DATE

3.1  NORMAL RETIREMENT DATE

          A participant's "normal retirement date" will be the first day of the calendar month next following the calendar month in which the participant attains age 65 years ("normal retirement age").

3.2  DEFERRED RETIREMENT DATE

          A participant's "deferred retirement date" will be the first day of the calendar month next following the calendar month in which the participant retires or is retired from the employ of the USG Companies after the participant's normal retirement date.

3.3  EARLY RETIREMENT DATE

          A participant's "early retirement date" will be the first day of the calendar month next following the calendar month in which the participant retires or is retired from the employ of the USG Companies before the participant attains normal retirement age but after the participant has:

          (a) both attained age 55 years and completed ten years of credited service; or

          (b) both attained age 50 years and completed fifteen years of credited service.

3.4  DISABILITY RETIREMENT DATE

          A participant's "disability retirement date" will be the first day of the calendar month next following the calendar month in which the participant is retired from the employ of the USG Companies before the participant's normal retirement date because of total and permanent disability (as described in subsection 5.7), but after the participant has completed ten years of credited service.

3.5  RETIREMENT DATE

          Reference to the "retirement date" of a participant who retires or is retired under the plan means the participant's normal retirement date if the participant's retirement date occurs on that date, but otherwise means the participant's deferred retirement date, early retirement date or disability retirement date, whichever applies in the participant's case.

3.6  EMPLOYMENT TERMINATION DATE

          A participant's "employment termination date" will be the date on which the participant's employment with the USG Companies terminates before the participant qualifies for retirement on a retirement date.

3.7  RETIREMENT OR TERMINATION WHILE ON LEAVE OF ABSENCE

          A participant otherwise eligible to retire or terminate employment and become entitled to retirement income or deferred vested benefits under the plan may do so without returning to active employment with the USG Companies if the participant is absent from work because of a leave of absence (as defined in subsection 2.4).

                                    SECTION 4

                  BASES OF RETIREMENT INCOME AND OTHER BENEFITS

4.1  GENERAL

          A participant's eligibility for benefits under the plan will be based on the participant's credited service, as well as the participant's age, and the amount of the benefits payable to a participant will be based on the participant's age and on the participant's benefit service, final average earnings and primary social security benefit, as defined in, or determined in accordance with, the following provisions of this Section 4. To the extent the records of the USG Companies are not sufficient to provide all required data and information in making such determinations, reasonable estimates shall be used.

4.2  CREDITED SERVICE

          Subject to the provisions of subsections 2.2 and 4.4, and Section 9, a participant's "credited service" means the total of the period or periods of credited service granted to the participant in accordance with the following:

          (a) Pre-1976 Service. The participant shall be granted credited service attributable to the participant's last continuous period of employment with the USG Companies, if any, up to January 1, 1976, as determined in accordance with the provisions of the plan as in effect prior to that date.

          (b)  Post-1976 Service.

               (i) If the participant had joined the plan before January 1, 1976 the participant shall be granted a month of credited service for each calendar month beginning on or after that date in which the participant is a participant in the plan and makes the contributions required of the participant under subsection 2.5.

               (ii) If the participant joins the plan on or after January 1,
                    1976 and on the first eligibility date the participant is eligible to do so:

                    (A) The participant shall be granted a year of credited service for each plan year beginning on or after January 1, 1976 in which the participant has been employed by one or more of the USG Companies for at least 90 days, and a month of credited service for each calendar month within each plan year beginning on or after January 1, 1985 in which the participant works for the USG Companies less than 90 days, provided each such plan year occurs prior to the plan year in which the participant becomes a participant; and

                    (B) The participant shall be granted a month of credited service for each calendar month in which the participant is a participant in the plan and makes the contributions required of the participant under subsection 2.5 and, if the eligibility date on which the participant was first eligible to join and on which the participant joined the plan occurred on July 1, the participant will be granted a month of credited service for each calendar month occurring during the six month period ending immediately before that eligibility date.

               (iii) If the participant joins the plan after January 1, 1976 and after the first eligibility date the participant is eligible to do so:

                    (A) The participant shall be granted a year of credited service for each plan year beginning on or after January 1, 1976 in which the participant has been employed by one or more of the USG Companies for at least 90 days, and a month of credited service for each calendar month within each plan year beginning on or after January 1, 1985 in which the participant works for the USG Companies less than 90 days, provided each such plan year occurs prior to the plan year in which the participant is first eligible to join the plan; and

                    (B) The participant shall be granted a month of credited service for each calendar month occurring prior to the first eligibility date on which the participant could have joined the plan but in the plan year in which that date occurs and a month of credited service for each subsequent calendar month in which the participant is a participant in the plan and makes the contributions required of the participant under subsection 2.5, but the period beginning on the first eligibility date on which the participant could have joined the plan and ending immediately before the eligibility date on which the participant did join the plan shall not be considered as credited service.

4.3  BENEFIT SERVICE

          Subject to the provisions of subsections 2.2, 4.4, and Section 9, a participant's "benefit service" means the total of the period or periods of benefit service granted to the participant in accordance with the following:

          (a) Pre-1976 Service. The participant, if eligible therefor pursuant to subsection 4.4, shall be granted benefit service equal to the period of credited service granted to the participant, if any, under subparagraph 4.2(a) based upon the participant's last continuous period of employment with the USG Companies up to January 1, 1976; except that the participant shall not be granted benefit service for any portion of such credited service which extends beyond the participant's normal retirement date.

          (b)  Post-1976 Service.

               (i) If the participant had joined the plan before January 1, 1976 the participant shall be granted a month of benefit service for each calendar month beginning on or after that date in which the participant is a participant in the plan and makes the contributions required of the participant under subsection 2.5.

               (ii) If the participant joins the plan on or after January 1,
                    1976 and on the first eligibility date the participant is eligible to do so, the participant shall be granted a month of benefit service for each calendar month beginning on or after January 1, 1976 in which the participant is employed by one or more of the USG Companies as a covered employee and which ends prior to the date the participant became a participant, unless the committee determines otherwise or unless the participant is granted additional benefit service based on employment with a predecessor company pursuant to subparagraph 4.4(d), and the participant also will be granted a month of benefit service for each calendar month in which the participant is a participant in the plan and makes the contributions required of the participant under subsection 2.5.

               (iii) If the participant joins the plan after January 1, 1976 and after the first eligibility date the participant is eligible to do so, the participant shall be granted a month of benefit service for each calendar month in which the participant is a participant in the plan and makes the contributions required of the participant under subsection 2.5, but any period of service beginning after January 1, 1976 and ending prior to the eligibility date on which the participant joined the plan shall not be considered as benefit service.

4.4  SPECIAL RULES AS TO CREDITED SERVICE AND BENEFIT SERVICE

          (a) The period a participant is on an unpaid leave of absence described in subsection 2.4 shall be disregarded in determining the participant's credited service and benefit service for purposes of the plan except that the portion of a leave of absence described in subparagraph 2.4(a) due to active military service not in excess of five years shall be considered as credited service and benefit service for all purposes of the plan if:

               (i) In the case of a leave of absence that ended on or prior to December 4, 1994, the leave satisfied the requirements of the Plan as in effect on the date such leave ended.

               (ii) In the case of any such leave that ends on or after December
                    4, 1994, credited service and benefit service shall be granted in accordance with Section 414(u) of the Internal Revenue Code, provided within a period of time not in excess of three times the period of military service (but not in excess of five years), the participant contributes to the plan an amount equal to the contributions the participant would have been required to make had the participant not been on such leave of absence (assuming that the participant received compensation during the entire period of such leave of absence at the same level or rate of the participant's compensation immediately prior to the commencement of such leave).

          (b) If a participant in another pension plan maintained by an employer or by a USG Company that has not adopted this plan is transferred to a group of employees of an employer to which this plan has been extended, if the committee determines that the provisions of this subparagraph (b) apply with respect to such transfer, and if the participant enrolls in the plan and becomes a participant when first eligible to do so and makes all contributions required of the participant under this plan prior to the participant's retirement date or employment termination date, then, in addition to the credited service and benefit service the participant is granted under this plan as a result of the participant's employment with the USG Companies, the participant shall be granted credited service and benefit service for purposes of the plan equal to the service the participant had been granted under such other pension plan for the same purposes, but any benefits the participant is entitled to receive under this plan shall be offset by any benefits the participant is entitled to receive under such other pension plan to the extent provided in subsection 8.10 of this plan.

          (c) A period of concurrent employment with two or more employers will be considered as employment with only one employer during that period.

          (d) Unless otherwise provided in the plan, or unless otherwise specified by the committee or required by law:

               (i) an employee's service with a predecessor company will not be considered as service with a USG Company if the employee is transferred to employment with a USG Company; and

               (ii) if a predecessor company becomes a subsidiary of the
                    company, service with the predecessor
                    company before it becomes a subsidiary will not be considered as service with a USG Company.

For the purpose of determining a participant's eligibility to receive a retirement income or deferred vested benefit, or for the purpose of computing the amount of a participant's retirement income or deferred vested benefit, the participant's "number of years of credited service" or "number of years of benefit service" means the total of the participant's years and months of such service determined in accordance with the foregoing provisions of this subsection for that purpose.

4.5  EARNINGS

          Subject to the annual compensation limit (as defined in subsection 8.5), a participant's "earnings" means the total compensation payable to the participant for services rendered to the employers as an employee that is subject to withholding for United States federal income tax purposes (before taking into account any withholding exemptions), or would be subject to such withholding if the participant were employed by a United States employer, and also means the participant's before-tax contributions made under USG Corporation Investment Plan and before-tax contributions, if any, made under an employer's cafeteria plan described in Section 125 of the Internal Revenue Code, and any qualified transportation fringe payable by an employer that is not includible in income by reason of Section 132 (f)(4) of the Internal Revenue Code, exclusive of:

          (a) any compensation paid in a form other than cash (except that awards granted in the form of travel paid for by the company shall be included), or paid for a period the participant either has discontinued contributions the participant otherwise is required to make or has ceased to be a covered employee, and any compensation paid, or deemed to have been paid for tax purposes, under a nonqualified deferred compensation plan or program that had been earned but deferred in the current or a prior taxable year;

          (b)  any transfer or relocation bonus;

          (c) any amounts paid to the participant pursuant to a Termination Compensation Agreement and any other severance payments made as a result of the participant's termination of employment;

          (d) any income realized as a result of the exercise of an option or options to acquire employer stock, the receipt of a cash appreciation payment in lieu of the exercise of such an option or options, the disposition of stock acquired as a result of the exercise of such an option or options, or the transfer of restricted employer stock or property; and

          (e) any SELECTBENEFITS credits realized as a result of the exchange of vacation time or medical plan coverage for compensation under USG SelectBenefits.

Compensation paid to a participant by a USG Company or a predecessor company for a period of service before the participant became a participant that is designated as benefit service pursuant to subparagraph 4.4(b) or (d) shall be considered as compensation paid by the employers in determining the participant's "earnings". Except as otherwise provided in the next preceding sentence, any compensation paid to an employee or participant by a USG Company that is not an employer under the plan or by a predecessor company (or that would have been paid but for the employee's or participant's salary reduction authorization in effect under a defined contribution plan or cafeteria plan by any such corporation) shall not be considered as "earnings" for purposes of the plan. Any lump sum payment payable to a participant as a "hiring bonus" or cash incentive to become employed by a USG Company (even if such payment is contingent on the participant remaining employed by a USG Company for a specified period of time) shall be considered earnings for purposes of the plan.

4.6  FINAL AVERAGE EARNINGS

          The "final average earnings" of a participant means the monthly average of the earnings paid to the participant (or, because of a salary reduction authorization, deemed to have been paid) during the period of 36 consecutive calendar months in which the participant received the participant's highest earnings within the period of 180 consecutive calendar months ending with the calendar month next preceding the calendar month in which the participant's employment with all of the USG Companies terminates by retirement or otherwise. Such average shall be computed by dividing the total of the participant's earnings for such period of 36 consecutive calendar months by 36, or by the number of calendar months within that period for which the participant received earnings, if less than 36. A participant's earnings shall be subject to the annual compensation limit in determining the amount of the participant's final average earnings, as described in subsection 8.5.

4.7  PRIMARY SOCIAL SECURITY BENEFIT

          The term "primary social security benefit" means:

          (a)  With respect to a participant who retires:

               (i) on a normal retirement date or who retires on a deferred retirement date but did not accrue any benefits after the participant's normal retirement date, the Primary Insurance Amount payable to the participant under the Social Security Act as in effect as of the date the participant attains normal retirement age; or

               (ii) on a deferred retirement date and had accrued benefits after the participant's normal retirement date, the Primary Insurance Amount payable to the participant under the Social Security Act as in effect as of the participant's deferred retirement date.

          (b) With respect to a participant who retires on an early retirement date, or becomes entitled to receive a deferred vested benefit under Section 6, the Primary Insurance Amount payable to the participant at the participant's normal retirement date under the Social Security Act as in effect on the date the participant's employment with all of the USG Companies terminates because of retirement or otherwise, based upon the assumptions that (i) the participant's annual compensation in the calendar years prior to the year of the participant's retirement or earlier termination of employment (annualized, where the participant worked for less than a full year) had increased at the same rate as the actual change in average national wages as determined by the Social Security Administration, (ii) the participant would have continued in covered employment for purposes of the Act until the participant would have attained normal retirement age under the Act, and (iii) the participant would have continued to receive earnings from a USG Company until the participant attained normal retirement age at a rate equal to the rate in effect immediately prior to the participant's early retirement date or employment termination date, but multiplied by a fraction, the numerator of which is the participant's years of benefit service at the participant's retirement or earlier termination of employment and the denominator of which is the years of benefit service the participant would have had in the event the participant had continued in the employ of the USG Companies until the participant's normal retirement date. Notwithstanding the foregoing, within a reasonable period of time following the participant's early retirement date or employment termination date and the time the participant is notified of the benefit to which the participant is entitled under the plan, a participant may provide the committee with a record prepared by the Social Security Administration of the participant's covered compensation for prior years, which record of prior compensation will be used in determining the participant's estimated Primary Insurance Amount payable to the participant at the participant's normal retirement date.

          (c) With respect to a participant who is retired on a disability retirement date, the Disability Insurance Benefit payable to the participant at or after the participant's disability retirement date under the Social Security Act as in effect on that date.

The applicable portion of a participant's primary social security benefit will be deducted in accordance with the provisions of Section 5 or 6, as the case may be, in determining the amount of benefits payable to the participant under the plan even though the participant may not be receiving or may not be eligible to receive social security benefits because of failure to apply for them, entry into covered or restricted employment, or otherwise.

4.8  MONTHLY SEPARATE ACCOUNT BENEFIT

          For purposes of the plan, a participant's "monthly separate account benefit" means the amount of monthly benefit that could be provided to the participant for life commencing on the participant's normal retirement date (or on the participant's deferred retirement date if the participant's normal retirement date has occurred) with the balance in the participant's separate account as adjusted as described in subparagraph 2.6(b) as at the end of the calendar month in which the participant's retirement or other termination of employment occurs, determined on the basis of the actuarial factors and assumptions set forth in paragraphs A-4 and A-6 of Exhibit A.

4.9  DETERMINATION OF BASES OF BENEFITS

          A participant's credited service, benefit service, final average earnings, primary social security benefit and any other factors relating to benefits payable to the participant under the plan shall be determined by the committee pursuant to the foregoing provisions of this Section 4 on the basis of the employers' records and on the basis of reasonable estimates where such records are not sufficient to provide all required data and information.

                                    SECTION 5

                          AMOUNT OF RETIREMENT INCOME

5.1  NORMAL RETIREMENT

          Subject to the conditions and limitations of the plan, if on or after the restatement effective date, a participant retires during the calendar month in which the participant attains normal retirement age, the participant will be entitled to a monthly retirement income for life commencing on the participant's normal retirement date in an amount equal to the greater of:

          (a) 1 percent of the participant's final average earnings multiplied by the participant's number of years of benefit service; or

          (b) 1.6 percent of the participant's final average earnings multiplied by the participant's number of years of benefit service, reduced by an amount equal to 50 percent of the participant's primary social security benefit, but reduced by the participant's monthly separate account benefit, and the participant also shall be entitled to a monthly benefit for life commencing on the participant's normal retirement date equal to the participant's monthly separate account benefit.

5.2  DEFERRED RETIREMENT

          Subject to the conditions and limitations of the plan, if a participant retires after the calendar month in which the participant attains normal retirement age the participant will be entitled to the participant's monthly separate account benefit plus a monthly retirement income for life commencing on the participant's deferred retirement date, determined as follows:

          (a) If the participant did not make participant contributions after the participant's normal retirement date pursuant to subsection 2.5, the participant's monthly retirement income will equal the monthly amount that would have been payable in accordance with subsection 5.1 if the participant had retired during the calendar month in which the participant attained normal retirement age, but the portion of the participant's monthly retirement income equal to the accrued benefits derived from the participant's pre-1991 contributions

               (as defined in subparagraph 7.10(c)) shall be increased on an actuarially equivalent basis to reflect the commencement of the participant's monthly retirement income on the participant's deferred retirement date rather than on the participant's normal retirement date, determined on the basis of the actuarial factors and assumptions set forth in paragraphs A-5 and A-6 of Exhibit A.

          (b) If the participant made participant contributions after the participant's normal retirement date pursuant to subsection 2.5, the participant's monthly retirement income will be determined in accordance with subsection 5.1 but based on the participant's final average earnings, number of years of benefit service, primary social security benefit, and monthly separate account benefit as at the participant's deferred retirement date.

          (c) If during any calendar month within the period beginning on the participant's normal retirement date and ending immediately prior to the participant's deferred retirement date the participant received compensation from the employers for hours of service (as defined in United States Department of Labor Regulations 2530.200(b)-2(a)(1) and (2)) performed in fewer than eight days or separate work shifts, the portion of the participant's monthly retirement income equal to the accrued benefits derived from employer contributions (as defined in subparagraph 7.10(e)) shall be increased on an actuarially equivalent basis to reflect such calendar month as required by United States Department of Labor Regulation 2530.203-3, but, if subparagraph (b) next above applies to the participant, only to the extent such increased amount would exceed the monthly benefit the participant accrues for the same calendar month.

5.3  EARLY RETIREMENT BENEFITS

          The provisions of this subsection and of subsections 5.4 and 5.5 and any other provisions of the plan relating to the payment of early retirement benefits shall not apply to participants who terminate employment with the USG Companies after having completed ten or more years of credited service but before their early retirement date (as defined in subsection 3.3) nor to participants who are retired because of total and permanent disability after having completed ten or more years of credited service, irrespective of their age. Subject to the conditions and limitations of the plan, if a participant retires or is retired on an early retirement date the participant will be entitled to a monthly retirement income for life commencing on the participant's normal retirement date plus the participant's monthly separate account benefit. The amount of the participant's monthly retirement income shall be in an amount equal to the participant's accrued monthly benefit (as defined in subsection 5.9) as at the participant's early retirement date.

5.4  ELECTION OF EARLY COMMENCEMENT OF EARLY RETIREMENT BENEFITS

          Subject to the conditions and limitations of the plan, a participant who because of the participant's retirement on an early retirement date is entitled to the participant's monthly separate account benefit and a monthly retirement income under subsection 5.3 commencing on the participant's normal retirement date may elect to receive in lieu thereof a reduced monthly separate account benefit and reduced monthly retirement income commencing on the participant's early retirement date or on the first day of any subsequent calendar month that occurs before the participant's normal retirement date by filing a written election with the committee prior to the date on which payment of such benefits is to commence. If such a participant elects early commencement of the participant's monthly separate account benefit and monthly retirement income, the amount of monthly separate account benefit and monthly retirement income that otherwise would have been payable to the participant at the participant's normal retirement date but for the participant's election shall be reduced by 5/12 of 1 percent for each full calendar month that the commencement date of such monthly separate account benefit and monthly retirement income precedes the participant's normal retirement date, except that:

          (a) If the participant had attained age 62 years and the participant's attained age and number of years of benefit service at the participant's early retirement date equaled 82 or more but less than 90, the reduction shall be at the rate of 1/4 of 1 percent rather than 5/12 of 1 percent.

          (b) If the participant had attained age 62 years and the participant's attained age and number of years of benefit service at the participant's early retirement date equaled 90 or more, there shall be no reduction.

          (c) If the participant had not attained age 62 years but the participant's attained age and number of years of benefit service at the participant's early retirement date equaled 90 or more, the reduction shall be the percentage set forth below which corresponds to the age the participant had attained on the participant's early retirement date, but adjusted on a pro rata basis to reflect the fractional period, if any, in excess of the full years of the participant's attained age at the participant's early retirement date:

               Age   Percentage
               ---   ----------
                61        3%
                60        6%
                59        9%
                58       12%
                57       15%
                56       18%
                55       21%

5.5 LUMP SUM PAYMENT OF EARLY RETIREMENT BENEFITS DERIVED FROM PARTICIPANTS' CONTRIBUTIONS

          Subject to the consent requirements set forth in subparagraph 7.8(a), a participant who retires or is retired on an early retirement date may file a written election with the committee within the 90-day period next following the participant's early retirement date for a lump sum payment equal to the participant's pre-1991 participant contributions with interest thereon computed in accordance with paragraph A-2 of Exhibit A up to the date such lump sum payment is made plus an amount equal to the participant's separate account balance as adjusted as of the end of the calendar month immediately prior to the date such lump sum payment is made. Such lump sum payment shall be made to the participant as soon as practicable thereafter; provided, however, that:

          (a) If the lump sum actuarially equivalent value of the participant's accrued benefits derived from employer contributions does not exceed $5,000 (but subject to the consent requirements set forth in subparagraph 7.8(a) if the lump sum actuarially equivalent value of the participant's total accrued benefits exceeds $5,000), the lump sum payment will be an amount equal to the lump sum actuarially equivalent value of the participant's total accrued benefits. Unless the participant subsequently is reemployed by an employer and again becomes an active participant and makes the required contributions, no other benefits shall be payable under the plan to, or with respect to, the participant.

          (b) If the lump sum actuarially equivalent value of the participant's total accrued benefits is not paid to the participant pursuant to subparagraph (a) next above, the monthly retirement income otherwise payable to the participant commencing at the participant's normal retirement date (or any earlier date permitted above) shall be based on the participant's total accrued benefits reduced on an actuarially equivalent basis to reflect the lump sum payment made under this subsection, unless the participant subsequently is reemployed by an employer and again becomes an active participant and makes required contributions.

5.6  DISABILITY RETIREMENT

          The provisions of this subsection and subsections 5.7 and 5.8, and any other provisions of the plan, relating to the payment of disability benefits shall not apply to a participant who terminates employment with the USG Companies for a reason other than retirement under the plan (including retirement because of total and permanent disability) and for a reason other than the participant's death but after having completed ten or more years of credited service, irrespective of whether the participant may later become totally and permanently disabled. Subject to the conditions and limitations of the plan, if a participant is retired on a disability retirement date because of total and permanent disability, then, commencing on the participant's disability retirement date, the participant will be entitled to a monthly retirement income equal to the participant's accrued monthly benefit (as defined in subsection 5.9) plus an amount that is actuarially equivalent as at that date to the participant's monthly separate account benefit. However, the portion of the participant's monthly retirement income derived from employer contributions shall be reduced by any benefits payable from time to time under Workers Compensation or Occupational Disease laws for which the participant's employer is liable (except fixed statutory payments for the loss of, or 100 percent loss of use of, any bodily member). The offset required under subsection 5.1 with respect to a participant's primary social security benefit shall assume the participant is entitled to receive primary disability insurance benefits under the Social Security Act. Any lump sum payment on account of Workers' Compensation or Occupational Disease laws that is deductible pursuant to this subsection shall be prorated on a monthly basis from the date of payment and no monthly retirement income shall be due under the plan until such lump sum (as prorated) is exhausted.

5.7  TOTAL AND PERMANENT DISABILITY

          A participant will be considered to be totally and permanently disabled for the purposes of the plan if the participant is unable to engage in any substantially gainful activity by reason of a medically determinable physical or mental disability which has existed for six continuous months and which can be reasonably expected to continue for at least 60 additional months or result in death, exclusive of disability resulting from service in the armed forces of any country or resulting from an intentional self-inflicted injury, or participation in a felonious criminal act. The committee shall have the responsibility for determining whether a participant has incurred a total and permanent disability and, before approving payment of any disability retirement income, may require reasonable proof of such disability.

5.8  CONDITIONS AS TO PAYMENT OF DISABILITY BENEFITS

          For purposes of this subsection, reference to a participant's "disability retirement income" means the sum of the monthly retirement income the participant becomes entitled to receive under subsection 5.6 commencing on the participant's disability retirement date and an amount that as of that date is actuarially equivalent to the participant's monthly separate account benefit. A participant's disability retirement income will be payable to the participant pursuant to the applicable provisions of Section 7, subject to the following:

          (a) If prior to the participant's normal retirement date the committee determines that the participant no longer is totally and permanently disabled (applying the description of total and permanent disability set forth in subsection 5.7, but irrespective of the period that has elapsed since the participant first became totally and permanently disabled), or if the participant refuses to submit to a medical examination at any reasonable time prior to the participant's normal retirement date (but not more frequently than semiannually) for the purpose of verifying the continuance of the participant's disability, payment of the participant's disability retirement income shall cease and the participant shall be treated as if the participant had terminated employment with the USG Companies on the participant's disability retirement date for a reason other than retirement because of disability. However, no disability retirement income payments previously made to the participant shall be deducted from any deferred vested benefit payments or monthly retirement income payments to which the participant is entitled thereafter; no lump sum payment shall be made to the participant pursuant to subsection 6.3; and, in applying the provisions of the plan relating to minimum benefits payable thereunder to a participant, the disability retirement income payments previously made to the participant shall be considered to have been deferred vested benefit payments or monthly retirement income payments.

          (b) If the participant's disability retirement income is not discontinued prior to the participant's normal retirement date pursuant to the provisions of subparagraph (a) next above, the participant shall continue to be entitled to the same disability retirement income on and after the participant's normal retirement date, subject to the provisions of Section 7.

5.9  ACCRUED MONTHLY BENEFIT

          For purposes of subsections 5.3, 5.6 and 6.1, a participant's "accrued monthly benefit" as at any date means an amount equal to the greater of:

          (a) 1 percent of the participant's final average earnings multiplied by the participant's number of years of benefit service; or

          (b) 1.6 percent of the participant's final average earnings multiplied by the participant's number of years of benefit service, reduced by an amount equal to 50 percent of the participant's primary social security benefit, but reduced by an amount that is actuarially equivalent to the participant's monthly separate account benefit.

5.10 INCREASED BENEFITS FOR CERTAIN RETIRED PARTICIPANTS

          Prior to the restatement effective date, the plan provided for an increase in benefits payable for certain retirees effective prior to the restatement effective date, and such increases shall continue after the restatement effective date to those eligible under the terms of the plan as in effect prior to such date. In addition, the monthly benefits otherwise payable under the plan for the month of January 1999 (or such later calendar month specified below), and for each subsequent calendar month, to the persons described below shall be increased by 10 percent; provided, however, that such monthly increase shall not be less than thirty dollars nor more than fifty dollars. Such increase shall be made with respect to each participant who retired under the plan on or before January 1, 1988 on the participant's normal retirement date or on an early, disability or deferred retirement date and whose entire benefits were not distributed to the participant in a lump sum or, if such participant's death occurred before January 1, 1988, the person, if any, to whom survivor benefits are payable under the plan because of the participant's death; provided such increase shall only be paid to a person who immediately prior to the increase is receiving a payment from the plan of $500 or less.

5.11 BENEFIT COMMENCEMENT CONSENT REQUIREMENTS

          If the lump sum actuarially equivalent value of a participant's nonforfeitable accrued benefits is greater than $5,000, written consent of the participant and, if the participant has an eligible spouse at the time of the commencement of the distribution of such benefits, the participant's eligible spouse (or, if either the participant or the participant's eligible spouse has died, the survivor), may be required before the commencement of the distribution of any part of the participant's accrued benefits as described in subparagraph 7.8(a).

                                   SECTION 6

                         TERMINATION BEFORE RETIREMENT,
                            DEATH DURING EMPLOYMENT

6.1  MONTHLY DEFERRED VESTED BENEFIT

          Subject to the conditions and limitations of the plan, if a participant's employment with the USG Companies terminates for a reason other than retirement under the plan or the participant's death, but after the participant has completed five years of credited service, the participant shall be eligible to receive a monthly deferred vested benefit commencing at the participant's normal retirement date and continuing for the balance of the participant's life. The participant's monthly deferred vested benefit commencing at the participant's normal retirement date shall equal the sum of the participant's accrued monthly benefit (as defined in subsection 5.9) as at the participant's employment termination date and the participant's monthly separate account benefit as at that date.

6.2  ELECTION OF EARLY COMMENCEMENT OF DEFERRED VESTED BENEFITS

          Subject to the conditions and limitations of the plan, a participant who is entitled to a monthly deferred vested benefit under subsection 6.1 commencing on the participant's normal retirement date in addition to the participant's monthly separate account benefit may elect to receive, in lieu thereof, a reduced monthly deferred vested benefit and monthly separate account benefit commencing on the first day of the calendar month next following the month in which the participant attains age 50 years or on the first day of any calendar month thereafter that occurs prior to the participant's normal retirement date by filing a written election with the committee prior to the date on which payment of such benefits is to commence. If a participant elects early commencement of the participant's monthly deferred vested benefit and monthly separate account benefit, the total amount of such benefits otherwise payable to the participant at the participant's normal retirement date shall be reduced by 5/12 of 1 percent for each full calendar month that the commencement date of payment of such benefits precedes the participant's normal retirement date.

6.3 LUMP SUM PAYMENT OF DEFERRED VESTED BENEFITS DERIVED FROM PARTICIPANTS' CONTRIBUTIONS

          Subject to the consent requirements set forth in subparagraph 7.8(a), a participant who is entitled to monthly deferred vested benefits may elect by writing filed with the committee within the 90-day period next following the participant's employment termination date to receive a lump sum payment equal to the participant's undistributed pre-1991 participant contributions with interest thereon computed in accordance with paragraph A-2 of Exhibit A up to the date such lump sum payment is made plus an amount equal to the participant's separate account balance as adjusted as at the end of the calendar month immediately prior to the date such lump sum payment is made. Such lump sum payment shall be made to the participant as soon as practicable thereafter; provided, however, that:

          (a) If the lump sum actuarially equivalent value of the participant's accrued benefits derived from employer contributions does not exceed $5,000 (but subject to the consent requirements set forth in subparagraph 7.8(a) if the lump sum actuarially equivalent value of the participant's total accrued benefits exceeds $5,000), the lump sum payment will be an amount equal to the lump sum actuarially equivalent value of the participant's total accrued benefits. Unless the participant subsequently is reemployed by an employer and again becomes an active participant and makes the required contributions, no other benefits shall be payable under the plan to, or with respect to, the participant.

          (b) If the lump sum actuarially equivalent value of the participant's total accrued benefits is not paid to the participant pursuant to subparagraph (a) next above, the monthly deferred vested benefit and monthly separate account benefit otherwise payable to the participant commencing at the participant's normal retirement date (or any earlier date permitted above) shall be based on the participant's total accrued benefits reduced on an actuarially equivalent basis to reflect the lump sum payment made under this subsection, unless the participant subsequently is reemployed by an employer, again becomes an active participant and makes the required contributions.

6.4  TERMINATION PRIOR TO FIVE YEARS OF CREDITED SERVICE

          If a participant's employment with the USG Companies terminates for a reason other than retirement under the plan or the participant's death, and prior to the participant's completion of five years of credited service, no benefits shall be payable to the participant under the plan attributable to the participant's employment with the employers except that as soon as practicable after the participant's employment termination date there shall be paid to the participant in a lump sum an amount equal to:

          (a)  The greater of:

               (i) the participant's undistributed pre-1991 participant contributions made under the plan with interest thereon computed up to the date such lump sum payment is made in accordance with paragraph A-3 of Exhibit A; or

               (ii) the lump sum actuarially equivalent value of the accrued benefits derived from the participant's pre-1991 participant contributions (as defined in subparagraph 7.10(c)); plus

          (b) The balance in the participant's separate account as adjusted as of the end of the calendar month in which the participant's employment termination occurred.

6.5  DEATH DURING EMPLOYMENT

          If a participant's death occurs prior to the participant's termination of employment with the USG Companies, the only benefits attributable to the participant's employment with the employers payable under the plan shall be those described below (but subject to the minimum death benefits provided for in subsection 8.9):

          (a) If at the time of the participant's death the participant had not attained normal retirement age and had completed less than five years of credited service (irrespective of whether the participant then had an eligible spouse), as soon as practicable after the participant's death a lump sum payment shall be made to the participant's beneficiary (as defined in subsection 7.11) equal to the sum of the participant's undistributed pre-1991 participant contributions with interest thereon as determined under paragraph A-3 of Exhibit A and the balance in the participant's separate account as adjusted as of the end of the calendar month in which the participant's death occurred.

          (b) If at the time of the participant's death the participant had not attained normal retirement age but was eligible to retire on an early retirement date or had completed five or more years of credited service, the participant's eligible spouse at the time of the participant's death, if any, shall be entitled to a pre-retirement spouse's benefit in accordance with subsection 6.6. If such participant did not have an eligible spouse at the time of the participant's death, as soon as practicable thereafter a lump sum payment shall be made to the participant's beneficiary equal to the sum of the participant's undistributed pre-1991 participant contributions with interest thereon as determined under paragraph A-3 of Exhibit A and the balance in the participant's separate account as adjusted as of the end of the calendar month in which the participant's death occurred.

          (c) If at the time of the participant's death the participant had attained normal retirement age and had an eligible spouse, the participant's eligible spouse shall be entitled to a pre-retirement spouse's benefit in accordance with subsection
               6.6. Notwithstanding the next preceding sentence, if the participant had elected the life and period certain option or the joint and survivor option under subsection 7.4, and that option was in effect at the time of the participant's death, benefits shall be payable under the option as if the participant's retirement date had occurred immediately prior to the participant's death; provided, however, that a portion of the benefit shall be paid to the surviving spouse sufficient to provide the pre-retirement's spouse's benefit in accordance with the last paragraph of subsection 7.3.

          (d) If at the time of the participant's death the participant had attained normal retirement age but did not have an eligible spouse, then, unless the participant had elected the life and period certain option or joint and survivor option under subsection 7.4 and the option was in effect at the time of the participant's death, as soon as practicable thereafter a lump sum payment shall be made to the participant's beneficiary equal to the sum of the participant's undistributed pre-1991 participant contributions with interest thereon as determined under paragraph A-3 of Exhibit A and the balance in the participant's separate account as adjusted as of the end of the calendar month in which the participant's death occurred. If the participant had elected either option, the benefits payable under the plan attributable to the participant's employment shall be paid under the option as if the participant's retirement date had occurred immediately prior to the participant's death.

6.6  PRE-RETIREMENT SPOUSE'S BENEFIT

          If a participant's eligible spouse qualifies for a pre-retirement spouse's benefit as described in subparagraph 6.5(b) or (c), a monthly benefit shall be payable to the participant's eligible spouse for life in an amount equal to 50 percent of the sum of the monthly retirement income and monthly separate account benefit that would have been payable to the participant under subsection 5.1 as a life annuity if the participant had retired on the last day of the calendar month in which the participant's death occurred and died thereafter and if the participant had attained normal retirement age prior to the participant's retirement but with such sum determined on the basis of the participant's benefit service, final average earnings, primary social security benefit and separate account balance as at the end of the calendar month in which the participant's death occurs. The first payment to a participant's eligible spouse under this subsection shall be made as of the beginning of the calendar month next following the calendar month during which the participant's death occurs and the final payment shall be made as of the beginning of the calendar month during which the eligible spouse's death occurs.

6.7  BENEFIT COMMENCEMENT CONSENT REQUIREMENTS

          If the lump sum actuarially equivalent value of a participant's nonforfeitable accrued benefits is greater than $5,000, written consent of the participant and, if the participant has an eligible spouse at the time of the commencement of the distribution of such benefits, the participant's eligible spouse (or, if either the participant or the participant's eligible spouse has died, the survivor), may be required before the commencement of the distribution of any part of the participant's accrued benefits as described in subparagraph 7.8(a).

                                   SECTION 7

                PAYMENT OF RETIREMENT INCOME AND OTHER BENEFITS

7.1  BENEFIT COMMENCEMENT DATE, COMBINED BENEFIT REFERENCE

          For purposes of this Section 7, except where the context provides otherwise, reference to a participant's monthly retirement income or deferred vested benefit shall mean the monthly retirement income or deferred vested benefit the participant becomes entitled to plus the participant's monthly separate account benefit. A participant's "benefit commencement date" means the date on which payment of the participant's monthly retirement income or deferred vested benefit commences or the lump sum actuarially equivalent value of such monthly benefit is distributed to the participant. If a lump sum payment is made to a participant pursuant to subsection 5.5 or 6.3 equal to the sum of the participant's pre-1991 participant contributions and interest thereon and the participant's separate account balance before the participant receives or commences to receive additional benefits to which the participant is entitled under the plan, the participant's benefit commencement date will not be deemed to have occurred until the date the participant receives or commences to receive such additional benefits.

7.2  ELIGIBLE SPOUSE

          For purposes of the plan, the spouse of a participant will be considered as an "eligible spouse" as of any date only if at least six months prior thereto the participant and spouse were lawfully married under the laws of the state where the marriage was contracted and the marriage remains legally effective.

7.3  NORMAL FORM OF PAYMENT OF BENEFITS

          Except as otherwise specifically provided, payment of a participant's monthly retirement income or deferred vested benefits shall be made to the participant, and payment of monthly benefits shall be made to the participant's spouse, if eligible for such benefits, as follows:

          (a) Life Annuity. A participant whose retirement date or employment termination date has occurred shall receive payment of the participant's monthly retirement income or deferred vested benefit on a life annuity basis if the participant either is not eligible for a qualified joint and survivor annuity under subparagraph (b) next below and the participant's monthly benefit is not payable under a benefit option described in subsection 7.4 or during the applicable election period the participant had elected not to receive payment in the form of a qualified joint and survivor annuity under subparagraph (b) next below (and the participant's eligible spouse, if any, had consented to such election).

          (b) Qualified Joint and Survivor Annuity. A participant whose retirement date or employment termination date has occurred and who has an eligible spouse immediately preceding the participant's benefit commencement date shall receive payment of the participant's monthly benefit in the form of a "qualified joint and survivor annuity" unless in lieu thereof and during the applicable election period (as defined in subsection 7.6) the participant had elected to receive payment either in the form of a life annuity under subparagraph (a) next above or under a benefit option described in subsection 7.4 that was in effect on the participant's benefit commencement date (and the participant's eligible spouse had consented to such election). Such qualified joint and survivor annuity, which shall be the actuarial equivalent of a single annuity for the life of the participant, shall consist of a reduced monthly benefit continuing during the participant's lifetime and, if the participant's eligible spouse is living at the time of the participant's death, payment of one-half of such reduced monthly benefit shall be made to the participant's eligible spouse until the spouse's death occurs.

If a participant who otherwise is entitled to receive payment of the participant's monthly retirement income in the form of a life annuity or qualified joint and survivor annuity dies before the participant's benefit commencement date, or if a participant who has an hour of service or an hour of paid leave after August 22, 1984 and who otherwise is entitled to receive payment of the participant's deferred vested benefit in the form of a life annuity or a qualified joint and survivor annuity dies before the participant's benefit commencement date, the participant's eligible spouse shall be entitled to receive a monthly benefit for life equal to 50 percent of the amount of monthly benefit that would have been payable to the participant as a life annuity commencing on the later to occur of the participant's normal retirement date or the date of the participant's death if such date had been the participant's benefit commencement date. The first payment to the participant's eligible spouse shall be made as of the beginning of the calendar month next following the later to occur of the date of the participant's death or the date the participant would have attained age 55 years or, if the participant terminated employment on or after December 1, 1994, age 50 years and the final payment shall be made as of the beginning of the calendar month during which the eligible spouse's death occurs.

7.4  BENEFIT OPTIONS

          In lieu of the normal forms and amounts of retirement income or deferred vested benefits specified in subsection 7.3, but subject to the provisions of subsection 7.5 (including rules as to benefit options established by the committee pursuant to that subsection), a participant may elect a retirement income or deferred vested benefit of actuarially equivalent value in one or more of the following forms:

          (a) Life and Period Certain Option. A smaller retirement income or deferred vested benefit terminating at the participant's death and, if the participant dies before the tenth anniversary of the participant's benefit commencement date, a continuing payment of the same amount to a person or persons designated by the participant for the balance of such ten-year period.

          (b) Joint and Survivor Option. A smaller retirement income or deferred vested benefit payable to the participant during the participant's lifetime and, if another person the participant had designated is living at the time of the participant's death, payment of the same amount or 75 percent or 50 percent of that amount to such other person as long as such other person lives; provided, however, that if the participant designates someone other than the participant's spouse, the lump sum actuarially equivalent value of the monthly retirement income or deferred vested benefit payable to the participant under the option over the participant's life expectancy shall be greater than 50 percent of the lump sum actuarially equivalent value of the monthly retirement income or deferred vested benefit that otherwise would be payable to the participant on a life annuity basis.

          (c) Level Payment Option. If a participant retires on an early retirement date and payment of the participant's monthly retirement income begins before the earlier of the date the participant is eligible to receive, or the date the participant commences receiving, Old Age Insurance Benefits under the Social Security Act, or if a participant terminates employment before retirement under the plan but after becoming entitled to receive a monthly deferred vested benefit and payment of the participant's monthly deferred vested benefit begins before the participant commences receiving Old Age Insurance Benefits under the Social Security Act, a larger monthly retirement income or deferred vested benefit payable to the participant until the first to occur of the date of the participant's death or the earliest date on which the participant becomes eligible to apply for and receive Old Age Insurance Benefits under the Social Security Act (either reduced or unreduced, as specified in the election), and, where the full actuarial equivalent of the normal form and amount of the participant's retirement income or deferred vested benefit has not been provided under the option, with a continuance of a smaller amount of retirement income or deferred vested benefit after the latter date and until the participant's death.

          (d) Lump Sum Option. If a participant retires on the participant's normal retirement date, a deferred retirement date, or an early retirement date after having attained age 55 years, a lump sum payment as soon as practicable after the participant's retirement date of an amount equal to the lump sum actuarially equivalent value at the participant's retirement date of the monthly retirement income otherwise payable to the participant in accordance with the plan.

7.5  RULES AS TO ELECTION AND DISCONTINUANCE OF BENEFIT OPTIONS

          A participant's election of an optional form of retirement income or deferred vested benefit specified in subsection 7.4 shall be subject to the following:

          (a) A participant's election of a benefit option shall be subject to the provisions of the plan as in effect at the time of such election and its approval by the committee. A participant may elect a benefit option under subsection 7.4 at any time prior to the participant's retirement date or earlier termination of employment date. The election must be in writing and signed by the participant. If the participant has an eligible spouse, the written consent of the eligible spouse to the benefit option election must be provided to the extent required by the Retirement Equity Act of 1984, as it may be amended from time to time.

          (b) If a participant is retired on a disability retirement date within twelve months of the date the participant elects the life and period certain option, joint and survivor option or level payment option under subsection 7.4, or if a participant who had elected the lump sum option under subsection 7.4 is retired on a disability retirement date or terminates employment and becomes entitled to a monthly deferred vested benefit, such option election then shall be automatically cancelled.

          (c) If payment of a participant's retirement income or deferred vested benefit otherwise would be required in the form of a qualified joint and survivor annuity, the participant's option election also must contain the participant's election that payment not be made in that form, and the participant's eligible spouse must consent to that election pursuant to subparagraph 7.7(c).

          (d) A participant who has elected a benefit option may revoke it at any time prior to the participant's retirement date or earlier termination of employment date by writing filed with the committee. A participant who has elected an option may change it at any time prior to the participant's retirement date or earlier retirement or termination of employment date. If and to the extent required by the Retirement Equity Act of 1984, as it may be amended from time to time, a revocation of a benefit option election made by a participant shall constitute a revocation of the participant's election that payment of the participant's benefits not be made in the form of a qualified joint and survivor annuity and a change in an option elected by a participant shall be treated as a new election of a benefit option by that participant for purposes of the spousal consent requirements described in subparagraph (a) next above.

          (e) Except as otherwise provided below, if a participant who had elected a benefit option under subsection 7.4 dies before the participant's retirement date or earlier termination of employment date, or if a participant who had elected a benefit option under subsection 7.4 dies after the participant's retirement date or earlier termination of employment date but before the participant's benefit commencement date, the option elected automatically will be cancelled and no benefits will be paid to any person under the option. If the participant had elected the life and period certain or joint and survivor option under subsection 7.4 and had continued in the employ of the USG Companies after attaining normal retirement age, then survivorship benefits will be paid in accordance with the option elected in the same manner and amount as would have been payable if the participant had retired on the last day of the calendar month in which the participant's death occurred and died on that day immediately after the participant's retirement, except that if the participant had elected the life and period certain option all payments under the option shall be made within five years of the date of the participant's death; provided, however, that a portion of the benefit shall be paid to the surviving spouse sufficient to provide the pre-retirement spouse's benefit in accordance with the last paragraph of subsection 7.3.

          (f) If a participant elects the life and period certain option under subparagraph 7.4(a) and the person or persons designated by the participant under the option predecease the participant, the option shall remain in effect. Unless the participant designates another person or persons to receive any benefits payable under the option after the participant's death, such benefits shall be payable to the participant's beneficiary. If the participant wishes to designate another person or persons to receive any benefits payable under the option after the participant's death, such designation shall be treated as a new benefit option election for purposes of the spousal consent requirements described in subparagraph (a) next above.

          (g) If the participant elects the joint and survivor option under subparagraph 7.4(b) and the person the participant had designated to receive payment under the option after the participant's death dies before the participant's retirement date or earlier termination of employment date, the option elected automatically will be cancelled. The participant's retirement income or deferred vested benefit will be paid to the participant in the normal form and amount unless a new election can be and is made by the participant.

          (h) If a participant does not have an eligible spouse when the participant elects a benefit option under subsection 7.4 but the participant does have an eligible spouse after such election but on or prior to the participant's benefit commencement date, the option automatically will be cancelled. Whether the participant again may elect a benefit option under subsection 7.4 shall be determined under the provisions thereof as well as the provisions of this subsection, and any such election shall be subject to the requirements described in subparagraph (c) next above that the participant elect that payment of the participant's benefits not be made in the form of a qualified joint and survivor annuity and, if the participant's benefit commencement date will occur after December 31, 1984, the participant's eligible spouse consent to such election, as well as the provisions of subparagraph (e) next above.

7.6  APPLICABLE ELECTION PERIOD

          The term "applicable election period" means, with respect to an election by a participant pursuant to subparagraph 7.3(b) to waive the qualified joint and survivor annuity, the 90-day period ending on the participant's benefit commencement date.

7.7  RELATING TO QUALIFIED JOINT AND SURVIVOR ANNUITY

          The foregoing provisions of the plan which relate to qualified joint and survivor annuities shall be subject to the following:

          (a) The committee will provide each participant with a general explanation of the qualified joint and survivor annuity form of payment, the circumstances under which it will be provided, and the availability of the election that distribution not be made in that form. The committee also will provide a general explanation of the relative financial effect upon the participant's plan benefits of an election that distribution not be made in the form of a qualified joint and survivor annuity, the right of the participant's eligible spouse to consent to such an election and the right of a participant to revoke (and the effect of a revocation) of such an election.

          (b) Subject to such regulations as the Secretary of the Treasury issues for this purpose, the explanation described in subparagraph (a) next above as to the qualified joint and survivor annuity will be provided within a reasonable period of time before the participant's benefit commencement date.

          (c) An election out of the qualified joint and survivor annuity must be in writing and filed with the committee during the applicable election period. Such election will not be effective unless the participant's spouse consents to and acknowledges the effect of the election. Such consent and acknowledgment must be in writing, filed with the committee, and witnessed by the committee, an authorized representative of the committee or a notary public. Consent shall not be required if the committee establishes to its satisfaction that consent cannot be obtained because the spouse cannot be located, or because of such other reason as may be specified by regulations issued by the Secretary of the Treasury.

          (d) An election out of the qualified joint and survivor annuity may be revoked by a participant at any time prior to the participant's benefit commencement date by writing filed with the committee. Subsequent elections (and revocations) may be made by the participant in accordance with subparagraph (c) next above during the applicable election period. The committee may establish rules from time to time as to whether consents given by eligible spouses to participants' elections out of the qualified joint and survivor annuity may be revoked or shall be irrevocable, which rules shall meet the requirements of applicable law and shall be applied on a uniform and nondiscriminatory basis.

7.8  BENEFIT COMMENCEMENT REQUIREMENTS

          The distribution of benefits under the plan shall be subject to the following requirements:

          (a) Consent to the Commencement of Benefits Prior to Normal Retirement Age. Irrespective of the manner in which benefits are to be distributed under the plan to a participant or to the participant's eligible spouse, if the lump sum actuarially equivalent value of the participant's accrued benefits exceeds $5,000:

               (i) Distributions to the participant may not be made or commence before the participant attains normal retirement age without the written consent of the participant and the participant's eligible spouse, if any.

               (ii) Distributions to the participant's eligible spouse may not be made or commence before the date the participant would have attained normal retirement age but for the participant's death without the written consent of the participant's eligible spouse.

               Written consent as to any distribution must be obtained not more than 90 days before the commencement of the distribution of any part of the participant's accrued benefits. For purposes of this subparagraph, the lump sum actuarially equivalent value of a participant's accrued benefits shall be treated as greater than $5,000 at all times after the commencement of a distribution of all or part of the participant's accrued benefits that was subject to the foregoing consent requirement. The committee may establish rules from time to time as to whether consents required by the foregoing provisions of this subparagraph may be revoked or shall be irrevocable, which rules shall meet the requirements of applicable law and shall be applied on a uniform and nondiscriminatory basis. The foregoing provisions of this subparagraph shall be applied by the committee only to the extent required by the Retirement Equity Act of 1984, as it may be amended from time to time.

          (b) Latest Benefit Commencement Date. Unless an election by a participant to defer payment is made in accordance with rules established by the committee, payment of benefits under the plan to a participant shall commence not later than the 60th day after the latest of the end of the calendar year in which:

               (i)  The participant attains normal retirement age;

               (ii) The tenth anniversary of the year in which the participant commenced participation in the plan occurs; or

               (iii) The participant terminates the participant's employment with the USG Companies.

               Payment of a participant's benefits must commence by the participant's required commencement date. A participant's "required commencement date" means:

                    (A) Except as provided in Paragraph (B) below, April 1 of the calendar year following the later to occur of the calendar year in which the participant attained age 70-1/2 years or the calendar year in which the participant's retirement date occurred;

                    (B) In the case of a participant who is a five percent owner (as defined in Section 416 of the Internal Revenue Code) with respect to the plan year ending in the calendar year in which the participant attains age 70-1/2, April 1 of the calendar year next following the calendar year in which the participant attains age 70-1/2.

               Notwithstanding the foregoing provisions of this subparagraph,
               (I) the required commencement date of a participant who attained age 70-1/2 prior to January 1, 2000, shall be April 1 of the calendar year following the calendar year in which the participant attained age 70-1/2; and (II) the required commencement date of a participant who filed a written election with the committee before January 1, 1984 to have payment of the participant's benefits commence on a date permitted under the terms of the plan as in effect on December 31, 1983 shall be the date specified in the election.

               In the event payment of a participant's benefits begins after April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2 years, the participant's accrued benefit under the plan shall be actuarially increased (net of any additional benefit accrual) to take into account the period after such April 1 during which the participant was not receiving benefit payments under the plan.

7.9  PAYMENT OF SMALL AMOUNTS

          If the lump sum actuarially equivalent value of a participant's accrued benefits (as defined in subparagraph 7.10(a)) does not exceed $5,000, or if the participant's accrued benefits are payable to a participant's eligible spouse or any other person because of the death of the participant before the participant's benefit commencement date and the lump sum actuarially equivalent value of such benefits does not exceed $5,000, a lump sum payment equal to the lump sum actuarially equivalent value of such benefits shall be paid to the participant, the participant's eligible spouse or such other person, as the case may be. For purposes of this subsection, the lump sum actuarially equivalent value shall be determined in accordance with paragraph A-4 of Exhibit A. If a participant's accrued benefits derived from employer contributions are zero, the participant shall be deemed to have received a distribution of such benefits.

7.10 BENEFITS DERIVED FROM EMPLOYER AND PARTICIPANT CONTRIBUTIONS

          For purposes of the plan, the terms "accrued benefits", "accumulated pre-1991 contributions", "accrued benefits derived from pre-1991 participant contributions", "accrued benefits derived from the participant's separate account" and "accrued benefits derived from employer contributions" shall have the following meanings as of any applicable date:

          (a) "Accrued benefits" means a participant's monthly separate account benefit plus the amount of monthly retirement income or deferred vested benefit payable to the participant on a life annuity basis, commencing on the participant's normal retirement date (or deferred retirement date if the participant's normal retirement date has occurred) as determined in accordance with the plan as of the applicable date.

          (b) "Accumulated pre-1991 contributions" as of the applicable date means a participant's undistributed pre-1991 participant contributions with interest thereon as determined under paragraph A-3 of Exhibit A to the date the participant would attain normal retirement age.

          (c) "Accrued benefits derived from pre-1991 participant contributions" means an amount equal to a participant's accumulated pre-1991 contributions as of the applicable date expressed as a monthly benefit commencing on the participant's normal retirement date, determined on the basis of actuarial factors and assumptions set forth in paragraphs A-4 and A-6 of Exhibit A as of that date.

          (d) "Accrued benefits derived from the participant's separate account" as of the applicable date means the amount that then is actuarially equivalent to the participant's monthly separate account benefit, calculated by applying the actuarial factors and assumptions set forth in paragraphs A-4 and A-6 of Exhibit A as of that date.

          (e) "Accrued benefits derived from employer contributions" means the excess of a participant's accrued benefits as of the applicable date over the sum of the accrued benefits derived from the participant's pre-1991 participant contributions and the accrued benefits derived from the participant's separate account as of that date.

7.11 DESIGNATION OF BENEFICIARIES

          Each participant may, from time to time, designate any person or persons (who may be designated concurrently, contingently or successively) to whom any death benefits payable on behalf of such participant are to be distributed (other than any death benefits required to be paid to the participant's eligible spouse pursuant to subsection 6.6 or 7.3 or any death benefits payable to the participant's eligible spouse or any other person pursuant to an option in effect at the time of the participant's death pursuant to subsection 7.4). A beneficiary designation will be effective only when it is signed and filed with the committee while the participant is still alive and will cancel all beneficiary forms previously signed and filed by the participant. Except as otherwise provided in the next sentence, if a participant fails to designate a beneficiary as provided above, or if the beneficiary designated by a deceased participant dies before the participant or before complete payment of the benefits payable on account of the participant's death, the committee in its discretion may direct payment of such benefits as follows:

          (a) To or for the benefit of any one or more of the participant's relatives by blood, marriage or adoption, in such proportions as the committee determines; or

          (b) To the legal representative or representatives of the estate of the last to die of the participant and the designated beneficiary.

If permitted by law, a participant's beneficiary designation in effect under a predecessor plan immediately before its merger into this plan shall be deemed to be a valid beneficiary designation filed with the committee under this plan unless and until the participant revokes such beneficiary designation or makes a new beneficiary designation under this plan. The term "designated beneficiary" as used in the plan means the person or persons designated by a participant as the participant's beneficiary in the last effective form filed with the committee under this subsection and to whom a deceased participant's benefits are payable under the plan. The term "beneficiary" as used in the plan means the person or persons to whom a deceased participant's benefits are payable under this subsection.

7.12 MISSING PARTICIPANTS OR BENEFICIARIES

          Each participant and each designated beneficiary must file with the committee from time to time in writing the participant's or the beneficiary's, as the case may be, post office address and each change of post office address. Any communication, statement or notice addressed to a participant or beneficiary at the last post office address filed with the committee, or if no address is filed with the committee then at the last post office address as shown on the records of the USG Companies, will be binding on the participant and the participant's beneficiary for all purposes of the plan. None of the committee, the trustee and the USG Companies shall be required to search for or locate a participant or beneficiary. If the committee notifies a participant or beneficiary that the participant or beneficiary is entitled to a distribution and also notifies the participant or beneficiary of the provisions of this subsection, and the participant or beneficiary fails to claim benefits under the plan or make the participant's or beneficiary's whereabouts known to the committee within five years after the notification, the benefits under the plan of the participant or beneficiary will be disposed of as follows:

          (a) If the whereabouts of the participant is unknown but the whereabouts of the participant's designated beneficiary then is known to the committee, distribution will be made to the beneficiary.

          (b) If the whereabouts of the participant and the participant's designated beneficiary then is unknown to the committee, but the whereabouts of one or more relatives by blood or marriage of the participant is known to the committee, the committee may direct the trustee to distribute such benefits to any one or more of such relatives and in such proportions as the committee determines.

          (c) If the whereabouts of the participant, the participant's designated beneficiary and any relatives by blood or marriage of the participant then is unknown to the committee, such benefits shall be forfeited to the extent permitted by federal law.

7.13 DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTIONS

          If a participant's distribution constitutes an eligible rollover distribution under Section 402(c)(4) of the Internal Revenue Code, then the participant may elect to have such distribution paid directly to an eligible retirement plan described in Section 402(c)(8)(B) of the Internal Revenue Code. Each election by a participant under this subsection 7.13 shall be made at such time and in such manner as the committee shall determine, and shall be effective only in accordance with such rules as shall be established from time to time by the committee.

                                   SECTION 8

                    MAXIMUM AND MINIMUM BENEFIT LIMITATIONS,
                         OFFSET FOR OTHER PLAN BENEFITS

8.1  MAXIMUM RETIREMENT INCOME AND DEFERRED VESTED BENEFITS

          Section 415 of the Internal Revenue Code imposes certain limitations on the amount of benefits that may be provided for a participant in a defined benefit plan (as defined in Section 414(j) of the Internal Revenue Code) and in a defined contribution plan (as defined in Section 414(i) of the Internal Revenue Code). This plan is a defined benefit plan but for certain purposes, including the application of Section 415, the plan is required to be treated as a defined contribution plan to the extent it provides benefits based on pre-1991 participant contributions and participants' separate accounts. For purposes of this Section 8, references to a participant's monthly retirement income or monthly deferred vested benefit shall be deemed to include the participant's monthly separate account benefit or, where appropriate, an amount that is actuarially equivalent to such benefit.

8.2  LIMITATION YEAR AND TOTAL COMPENSATION

          For purposes of this Section 8:

          (a) A "limitation year" means the twelve-month period ending on December 31 of each year; and

          (b) A participant's "total compensation" means, with respect to any limitation year, the total amount of compensation (as defined in Internal Revenue Code Section 415(c)(3)) paid to the participant during that year for services rendered to the USG Companies as an employee.

8.3  DEFINED BENEFIT PLAN AND DEFINED CONTRIBUTION PLAN LIMITATIONS

          With respect to each participant whose retirement date (as defined in subsection 3.5) or employment termination date occurs on or before December 31, 1999, there will be determined with respect to the participant a defined benefit plan fraction and a defined contribution plan fraction in accordance with
Section 415 of the Internal Revenue Code, but taking into account adjustments to defined benefit or defined contribution plan limitations, or combined limitations, permitted under public laws that modify Section 415 where a participant's accrued benefits immediately prior to the effective date of any such law exceed the maximum accrued benefits permitted by such law; the benefits provided for any such participant under this plan will be adjusted to the extent necessary so that the sum of such fractions determined with respect to the participant does not exceed 1.0. The provisions of this subsection 8.3 shall not apply to a participant who retires or otherwise terminates employment on or after January 1, 2000.

8.4  COMBINING OF PLANS

          In applying the limitations set forth in subsections 8.2 and 8.3, reference to the plan shall mean the plan and all other defined benefit plans (whether or not terminated) maintained by the USG Companies, reference to a defined contribution plan maintained by the USG Companies shall mean that plan and all other defined contribution plans (whether or not terminated) maintained by the USG Companies, and reference to the USG Companies shall include any subsidiary of the company more than 50 percent of the voting stock of which is owned, directly or indirectly, by the company.

8.5  MAXIMUM BENEFITS AS A RESULT OF THE ANNUAL COMPENSATION LIMIT

          A participant's earnings as defined in subsection 4.5 are subject to the annual compensation limit (as defined below) for purposes of determining the amount of the participant's contributions required under subsection 2.5 and determining the amount of the retirement income or deferred vested benefit (exclusive of the participant's separate account benefit) the participant may become entitled to receive under the plan. The "annual compensation limit" means the limitation on compensation imposed by Section 401(a)(17) of the Internal Revenue Code, applied as follows:

          (a) For purposes of determining the amount of a participant's contributions required under subsection 2.5, the annual compensation limit is $160,000 for the plan year commencing on January 1, 1999 and for each subsequent plan year shall be $160,000 (or such greater amount as permitted as a result of an adjustment under Section 401(a)(17)(B)(II) of the Internal Revenue Code effective for that plan year).

          (b) For the purpose of determining a participant's final average earnings, the annual compensation limit for any 12 month period commencing in a plan year shall be $160,000 (or such greater amount as permitted as a result of an adjustment under Section 401(a)(17)(B) of the Internal Revenue Code effective for the plan year in which such 12 month period begins).

               As a result of the annual compensation limit the retirement income or deferred vested benefit (exclusive of the participant's separate account benefit) of a participant in the plan on January 1, 1994 who then was employed by a USG Company shall be the greater of:

               (i) the participant's December 31, 1993 accrued benefit (as defined below), if any, plus the participant's post-1993 accrued benefit (as defined below); or

               (ii) the participant's final accrued benefit (as defined below).

                    For purposes of this subsection:

                    (A) A participant's "December 31, 1993 accrued benefit" means the participant's accrued retirement income or deferred vested benefit as of December 31, 1993 as determined under the terms and provisions of the plan as then in effect. The terms of the plan as in effect on December 31, 1993 shall be construed (both in determining the December 31, 1993 accrued benefit and the accrued benefit of a participant who retired or otherwise terminated employment on or before that date) so as to apply the limitations of Section 401(a)(17) of the Internal Revenue Code in the manner most favorable to the participant as permitted by the Internal Revenue Service.

                    (B) A participant's "post-1993 accrued benefit" means the retirement income or deferred vested benefit the participant accrues after December 31, 1993 on the basis of the portion of the participant's benefit service attributable to employment with the employers after that date and the participant's final average earnings as determined as of the end of the calendar month next preceding the calendar month in which the participant's retirement or other termination of employment with the USG Companies occurs, calculated by applying the annual compensation limit to all of the participant's earnings.

                    (C) The social security offset under subparagraph 5.1(b) or subparagraph 5.9(b) shall be applied to the aggregate of the December 31, 1993 accrued benefit and the post-1993 accrued benefit, as determined under subparagraph 5.1(b) or subparagraph 5.9(b), whichever is applicable.

                    (D) A participant's "final accrued benefit" means the participant's retirement income or deferred vested benefit as determined at the time of the participant's actual retirement or other termination of employment on the basis of the participant's total period of benefit service and the participant's final average earnings as determined as of the end of the calendar month next preceding the calendar month in which the participant's retirement or other termination of employment with the USG Companies occurs, calculated by applying the applicable annual compensation limit to all of the participant's earnings.

8.7  MAXIMUM RETIREMENT INCOME AND DEFERRED VESTED BENEFIT

          The amount of retirement income or deferred vested benefit payable under the plan to a participant for any month shall not exceed an amount which would cause the sum of such monthly benefit, the benefits payable to the participant for that month under Workers' Compensation or Occupational Disease laws for which an employer is liable (except fixed statutory payments for the loss of any bodily member) and the participant's primary social security benefit to exceed an amount equal to 1/12 of 100 percent of the participant's final average earnings.

8.8  MINIMUM RETIREMENT INCOME AND DEFERRED VESTED BENEFIT

          Notwithstanding the provisions of Sections 5 and 6, but subject to the foregoing provisions of this Section 8, the monthly retirement income or deferred vested benefit payable to a participant who qualifies for such monthly benefit shall not be less than an amount that is actuarially equivalent to the participant's accrued benefits derived from pre-1991 participant contributions and the accrued benefits derived from the participant's separate account, determined on the basis of the actuarial factors and assumptions set forth in paragraphs A-4 and A-6 of Exhibit A. The monthly retirement income payable on a life annuity basis to a participant who retires on or after the participant's normal retirement date but had qualified for retirement on an early retirement date shall not be less than the largest monthly retirement income the participant would have been entitled to receive on a life annuity basis, without regard to any payment option, if the participant had retired on an early retirement date.

8.9  MINIMUM DEATH BENEFITS

          Notwithstanding any other provisions of the plan, in no event shall the aggregate benefits payable under the plan to a participant and to any other person entitled to receive benefits thereunder as a result of the participant's employment with the employers and participation in the plan be less than an amount equal to the sum of the participant's pre-1991 participant contributions, with interest thereon as determined under paragraph A-3 of Exhibit A to the date payment commences to the participant or such other person or to the date of the participant's death, if earlier, plus an amount equal to what the balance in the participant's separate account would have been as of the end of the calendar month in which the participant's termination of employment occurs or the date of the participant's death, if earlier, if such separate account had continued to be maintained and adjusted through the end of that calendar month. If the aggregate benefits paid under the plan to the participant and such other person up to the death of the participant or such other person, whichever occurs later, should be less than the amount described in the next preceding sentence, an amount equal to the difference shall be payable to the participant's beneficiary.

8.10 OFFSET FOR OTHER PLAN BENEFITS

          Notwithstanding any other provisions of the plan, the amount of any monthly retirement income or deferred vested benefit a participant otherwise is entitled to under the plan will be reduced by the actuarial equivalent of any pension benefits that the participant becomes entitled to (or previously received) under any other pension plan qualified under Section 401(a) of the Internal Revenue Code that a USG Company (or by a former USG Company) maintains or contributes to, to the extent that the pension benefits paid or payable to the participant under such other pension plan are attributable to the same period of employment for which benefits are otherwise payable to the participant under this plan. The committee shall apply the provisions of this subparagraph in a uniform manner to participants similarly situated for the purpose of avoiding duplication of benefits.

8.11 SPECIAL RULES FOR BENEFIT TRANSFERS

          From time to time, an employee will be transferred to an employer from employment with a USG Company in Canada or from an employer to employment with a USG Company in Canada. Except as otherwise required by law, in any such case, the employee's pension benefit, if any, will be paid from the pension plan in which the employee participates at the time of the participant's retirement or other termination of employment with all USG Companies, taking into account the participant's credited service and benefit service with all USG Companies, as determined under the terms of the plan that pays the participant's benefits, provided, however, that the benefit shall never be less than the benefit payable under the terms of this plan calculated as of the date the participant last participates in this plan; provided further that benefit payments from one plan shall be offset to take into account any payments made from the other plan.

8.12 SECTION 401(M) LIMITATIONS AS TO PARTICIPANT SEPARATE ACCOUNT CONTRIBUTIONS

          Participants' contributions made to their separate accounts shall be subject to the nondiscrimination requirements of Section 401(m) of the Internal Revenue Code, as follows:

          (a) Section 401(m) of the Internal Revenue Code requires that such participant contributions be tested each plan year and, where required, be limited in order to meet the actual contribution percentage test set forth in Section 401(m) of the Internal Revenue Code (the "ACP test"). The ACP test shall be met by this plan using the "current year testing method" (as defined in Internal Revenue Service Notice 98-1), and for this purpose the provisions of Section 401(m) of the Internal Revenue Code, the regulations thereunder and any Internal Revenue Service guidance issued subsequent to the effective date are incorporated in this plan by reference.

          (b) If any such participant contributions are made under the plan for any plan year with respect to one or more highly compensated participants (as defined in subsection 8.14) that otherwise would result in the plan's failure to meet the ACP test, such contributions will be reduced to the extent necessary to meet the ACP test, in descending order, beginning with participant contributions made with respect to highly compensated participants who prior to such reduction have made the largest contributions. The portion of participant contributions that are so reduced are referred to as "excess participant separate account contributions".

          (c) The committee shall direct that excess participant separate account contributions (and income allocable to such contributions as determined under subsection 8.13) for any plan year be distributed to the highly compensated participants who made them not later than 12 months after the end of that plan year.

          (d) If an excess participant separate account contribution has been distributed to a participant pursuant to subparagraph (c) next above then, notwithstanding any other provisions of the plan, only for the purpose of reducing the amount of monthly retirement income or monthly deferred vested benefit that otherwise would be payable to the participant under subsection 5.1, 5.2, 5.3 or 6.1 by the participant's monthly separate account benefit or by an amount that is actuarially equivalent to such benefit, the participant's separate account balance shall be increased to equal what the balance in such account would be if no excess participant separate account contributions had been distributed to the participant.

8.13 SPECIAL PROVISIONS APPLICABLE TO SECTION 401(m) LIMITATIONS

          The following provisions shall apply to subsection 8.12:

          (a) Multiple Use of Alternative Limitation. In accordance with Treasury Regulation Section 1.401(m)-(2)(c), multiple use of the alternative limitation that occurs as a result of testing under this plan in accordance with subsection 8.12 and under qualified plans maintained by USG Companies as required by Section 401(k) and 401(m) of the Internal Revenue Code will be corrected in the manner described in Treasury Regulation Section 1.401(m)-1(e). The term "alternative limitation" as used above means the alternative methods of compliance with Sections 401(k) and 401(m) of the Internal Revenue Code contained in Sections 401(k)(3)(A)
               (ii)(II) and 401(m)(2)(A)(ii) thereof, respectively.

          (b) Income Allocable for Plan Year. The income allocable to an excess participant separate account contribution for the plan year in which such excess amount arose shall be determined by multiplying the income for that plan year allocable to the participant contributions for that plan year to which such excess amount pertains by a fraction. The numerator of the fraction is the excess amount and the denominator is the total balance in the participant's separate account to which such excess amount was credited as determined as of the end of that plan year, reduced by the gain allocable to such account balance for that plan year and increased by the loss allocable to such account balance for that plan year.

8.14 HIGHLY COMPENSATED PARTICIPANT

For purposes of subsection 8.12, effective as of January 1, 1997, a "highly compensated participant" means any participant (and any employee who would have been a participant but for the participant's failure to enroll in the plan) who:

          (a) was a five percent or greater owner of a USG Company during the year or the preceding year; or;

          (b) for the preceding plan year received annual compensation from the USG Companies of more than $80,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for the applicable year) and, if elected by the employer for such preceding year, was in the top-paid group, as defined below.

The term "annual compensation" as used above with respect to any participant means as to any plan year the total amount of the participant's compensation within the meaning of Section 415(c)(3) of the Internal Revenue Code for that year for services rendered to the USG Companies as an employee plus amounts deferred by the participant for that year through compensation reductions pursuant to Sections 125 and 401(k) of the Internal Revenue Code under any plans maintained by the USG Companies, including this plan. For purposes of subparagraph (b) next above, the term "top-paid group" means the top-paid 20 percent of the employees of the USG Companies, exclusive of (i) employees who have not completed six months of service, (ii) employees who normally work less than 17-1/2 hours per week, (iii) employees who normally work not more than six months during any year, (iv) employees who have not attained age 21, (v) except to the extent provided in regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the employer, and (vi) employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Internal Revenue
Code) from the employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Internal Revenue Code). A former employee shall be treated as a highly compensated participant if such employee was a highly compensated participant when such employee separated from service with the USG Companies or such employee was a highly compensated participant at any time after attaining age 55 years.

                                   SECTION 9

                                  REEMPLOYMENT

9.1  REHIRED EMPLOYEE

          If a former employee of the USG Companies who had not previously become a participant in the plan is reemployed by a USG Company and becomes a covered employee (a "rehired employee"), the following provisions shall apply, subject to subsection 2.2 of the plan:

          (a) Participation. The rehired employee shall become eligible to be enrolled in the plan and become a participant on the later to occur of the date the employee so becomes a covered employee and the employee's initial eligibility date, or on any subsequent eligibility date on which the employee is a covered employee.

          (b) Service. The rehired employee's credited service and benefit service shall be determined in accordance with the applicable provisions of Section 4 and subsection 9.4 as if the employee were a rehired participant (as defined in subsection 9.2).

9.2  REHIRED PARTICIPANT

          If a participant or former participant is reemployed by a USG Company (a "rehired participant"), the following provisions shall apply, subject to subsection 2.2 of the plan:

          (a) Suspension of Benefits. No benefits shall be payable under the plan to the rehired participant during the participant's period of reemployment.

          (b) Participation. The rehired participant shall be eligible to reenroll in the plan and resume active participation on the date the participant again becomes a covered employee, or on any subsequent eligibility date on which the participant is a covered employee.

          (c) Benefits. The benefits a rehired participant becomes entitled to after the participant's period of reemployment ends shall be determined in accordance with the following provisions of this
               Section 9.

9.3  ONE-YEAR BREAK IN SERVICE, EXTENDED BREAK IN SERVICE

          A rehired employee or rehired participant will have incurred a "one-year break in service" if the participant is not reemployed by a USG Company until after the first anniversary of the date the participant's prior period of employment with all of the USG Companies terminated. A rehired employee or rehired participant will have incurred an "extended break in service" if the number of the participant's consecutive one-year breaks in service occurring after the participant's prior period of employment and before the participant's reemployment equals or exceeds the greater of:

          (a)  Five; or

          (b) The aggregate number of the participant's years of credited service before the participant's reemployment.

Notwithstanding the foregoing provisions of this subsection, if an employee commences a maternity or paternity absence (as defined below) on or after January 1, 1985 and the participant's termination of employment with the USG Companies occurs during such absence and the participant is not reemployed by a USG Company on or before the first anniversary of the participant's termination of employment, the employee shall not incur a one-year break in service until the later to occur of the third anniversary of the date such maternity or paternity absence began or the first anniversary of the date of the participant's termination of employment with the USG Companies. "Maternity or paternity absence" means an employee's absence from work because of the pregnancy of the employee or the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for purposes of caring for the child immediately following such birth or placement. The committee may require an employee to furnish such information as the committee considers necessary to establish that the employee's absence would constitute a maternity or paternity absence as defined above.

9.4  CREDITED AND BENEFIT SERVICE

          Before January 1, 1984, the term "credited service" was used to denote service counted for the purpose of determining eligibility to receive a benefit under the plan as well as for the purpose of determining the amount of such benefit. On and after January 1, 1984, the term "credited service" is used for the purpose of determining eligibility to receive a benefit under the plan, but the term "benefit service" is used for the purpose of determining the amount of such benefit. References below to "benefit service" with respect to any period of employment before January 1, 1984 means credited service as applied under the plan before that date for the purpose of determining eligibility to receive benefits. If a rehired participant reenrolls in the plan as provided in subsection 9.2, determination of the participant's credited and benefit service under Section 4 shall be subject to the following:

          (a) Credited Service - Eligibility for Benefits. The credited service to which the participant was entitled at the time of the participant's prior termination of employment for the purpose of determining the participant's eligibility to receive a monthly retirement income or deferred vested benefit shall be added to the participant's credited service earned after the participant's reemployment, irrespective of whether the participant had incurred an extended break in service. If the participant had not incurred a one-year break in service, the period elapsed between the date of the participant's prior termination of employment and the date of the participant's reemployment also shall be considered as credited service to the extent such period would not otherwise be considered as credited service.

          (b)  Benefit Service - Reemployment Before One-year Break in Service.

               (i) Prior Vested Benefits. If the rehired participant had become entitled to a monthly retirement income or deferred vested benefit at the time of the participant's prior termination of employment and if the participant was reemployed before the participant had incurred a one-year break in service, the benefit service to which the participant was entitled at the time of the participant's prior termination of employment shall be added to the participant's benefit service earned after the participant's reemployment unless the participant had previously received a lump sum payment equal to the lump sum actuarially equivalent value of the participant's entire accrued benefits at the time of the participant's prior termination of employment.

               (ii) No Prior Vested Benefits.  If the rehired participant had not become entitled to a monthly retirement income or deferred vested benefit at the time of the participant's prior termination of employment and if the participant was reemployed before the participant had incurred a one-year break in service, the benefit service to which the participant was entitled at the time of the participant's prior termination of employment shall be added to the participant's benefit service earned after the participant's reemployment.

          (c)  Benefit Service - Reemployment After One-year Break in Service.

               (i) Prior Vested Benefits. If the rehired participant had become entitled to a monthly retirement income or deferred vested benefit at the time of the participant's prior termination of employment and if the participant was reemployed after the participant had incurred a one-year break in service, the benefit service to which the participant was entitled at the time of the participant's prior termination of employment will be retained and reflected in the participant's prior accrued benefit (as defined in subsection 9.5).

               (ii) No Prior Vested Benefits.  If the rehired participant had not become entitled to a monthly retirement income or deferred vested benefit at the time of the participant's prior termination of employment and if the participant was reemployed after the participant had incurred a one-year break in service, the benefit service to which the participant was entitled at the time of the participant's prior termination of employment will not be added to the participant's benefit service earned after the participant's reemployment. However, if the participant was reemployed without having incurred an extended break in service, the benefit service to which the participant was entitled at the time of the participant's prior termination of employment will be retained and reflected in the participant's prior accrued benefit.

9.5  PRIOR ACCRUED BENEFIT

          For purposes of this Section 9, the "tentative amount of the participant's prior accrued benefit" means with respect to a rehired participant:

          (a) If the participant was rehired before attaining normal retirement age and was receiving an actuarially reduced monthly benefit at the time of the participant's reemployment, the amount of monthly benefit that would have been payable to the participant commencing on the participant's normal retirement date (assuming earlier commencement had not occurred) based on the participant's period of employment and participation in the plan up to the participant's prior termination of employment, but reduced by the actuarial equivalent of all monthly and lump sum benefits previously paid to the participant under the plan (other than disability retirement income benefits); or

          (b) If subparagraph (a) next above does not apply in the participant's case, the amount of monthly benefit that would have been payable to the participant commencing on the participant's normal retirement date (or on the participant's initial retirement date, if later) based on the participant's period of employment and participation in the plan up to the participant's prior termination of employment, irrespective of whether the participant had become eligible for such benefit at the time of the participant's prior termination of employment, but reduced by the actuarial equivalent of all monthly and lump sum benefits, if any, previously paid to the participant under the plan (other than disability retirement income benefits);

but with such amount reduced or increased if and to the extent provided below. If the rehired participant's period of reemployment ends before the participant's normal retirement date, and the participant elects commencement of payment of the participant's plan benefits prior to that date, the tentative amount of the participant's prior accrued benefit as determined above shall be actuarially reduced on the same basis as the participant's other plan benefits and the resulting amount shall be the rehired participant's "prior accrued benefit." If the rehired participant's period of reemployment or any portion thereof occurs after the participant attains normal retirement age, the tentative amount of the participant's prior accrued benefit as determined above shall be increased as follows:

               (i) The portion of such tentative amount equal to the participant's accrued benefits derived from pre-1991 participant contributions (as defined in subparagraph 7.10(b)), computed only with respect to the rehired participant's prior employment, shall be increased on an actuarially equivalent basis to reflect the period of the participant's reemployment occurring after the participant's normal retirement date (other than any portion thereof for which the participant makes participant contributions and accrues monthly benefits) and the commencement of the participant's prior accrued benefit only after the participant's period of reemployment ends; and

               (ii) The portion of such tentative amount equal to the accrued benefits derived from employer contributions (as defined in subparagraph 7.10(e)), computed only with respect to the rehired participant's prior employment, shall be increased on an actuarially equivalent basis to reflect any calendar month during the portion, if any, of the participant's period of reemployment that occurs after the participant's normal retirement date in which the participant received compensation from the employers for hours of service (as defined in United States Department of Labor Regulations 2530.200(b)-2(a)(1) and (2)) performed in fewer than eight days or separate work shifts) but did not make participant contributions and accrue benefits;

and the resulting amount shall be the rehired participant's "prior accrued benefit."

9.6  BENEFITS AFTER REEMPLOYMENT ENDS

          No benefits shall be payable to a rehired participant under the plan during the period of the participant's reemployment and the following shall apply when the participant's period of reemployment ends:

          (a) If Reemployed Before One-year Break in Service. If the rehired participant was reemployed before the participant had incurred a one-year break in service and if the participant's benefit service at the time of the participant's prior termination of employment was reinstated pursuant to subparagraph 9.4(b)(i) or
               (ii), benefits payable to the participant after the participant's period of reemployment ends shall be determined in accordance with the provisions of the plan as in effect as of the end of that period, but such benefits shall be reduced by the actuarial equivalent of any benefits previously paid to the participant under the plan (other than disability retirement income benefits). In determining such rehired participant's earnings and final average earnings when the participant's period of reemployment ends for the purpose of computing the amount of any benefits payable to the participant, the participant's prior period of employment and the participant's period of reemployment shall be considered as a single period of employment with the USG Companies. If the rehired participant's benefit service was not reinstated pursuant to subparagraph 9.4(b)(i) because the participant previously had received a lump sum payment, benefits payable to the participant after the participant's period of reemployment ends shall be determined in accordance with the provisions of the plan as in effect as of the end of that period and shall be based only upon the participant's benefit service and earnings attributable to the participant's period of reemployment.

          (b) If Reemployed After One-year Break in Service. If a rehired participant was reemployed after the participant had incurred a one-year break in service (and, therefore, the participant's benefit service at the time of the participant's prior termination of employment was not added to the participant's benefit service earned after the participant's reemployment for the purpose of computing any benefits payable to the participant under the plan), the benefits payable to the participant after the participant's period of reemployment ends, if the participant then is entitled to a monthly retirement income or deferred vested benefit, shall be equal to the participant's prior accrued benefit, if any, plus the amount of the benefits the participant has accrued and become eligible to receive under the plan with respect to the participant's period of reemployment.

                                   SECTION 10

                               GENERAL PROVISIONS

10.1 INTERESTS NOT TRANSFERABLE

          Except as may be required by the tax withholding provisions of the Internal Revenue Code or any state or local income tax act or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, or for an offset described in Section 401(a)(13)(C) of the Internal Revenue Code, the interests of participants and their beneficiaries under the plan are not in any way subject to their debts or other obligations and may not be voluntarily or involuntarily sold, transferred, alienated or assigned. Pursuant to regulations under Section 401(a)-(13) of the Internal Revenue Code, a retired or terminated participant, or the eligible spouse or beneficiary of a deceased participant, only for the purpose of payment of any amounts such person owes to a USG Company or is required to contribute to a third party (that is, a USG Company, a trust established by a USG Company or an insurance company) for medical benefit, hospitalization, life insurance or other available welfare benefit coverage:

          (a) may make a voluntary and revocable assignment to a third party of not more than 10 percent of any payment due that person under the plan; or

          (b) may direct the committee that all or any portion of a benefit payment to which such person is entitled under the plan be paid to a third party, provided that such direction is revocable at any time by such participant, spouse or beneficiary and the third party files a written acknowledgment with the committee within the time period required by such regulations that the third party has no enforceable right in or to any part or all of a benefit payment to which such person becomes entitled to under the plan (exclusive of payments actually received pursuant to such person's direction prior to its revocation).

In no event may an assignment or direction made pursuant to the provisions of the next preceding sentence be for the purpose, or have the effect, of defraying plan administration costs.

10.2 FACILITY OF PAYMENT

          When a participant or other person entitled to benefits under the plan is under a legal disability or, in the committee's opinion, is in any way incapacitated so as to be unable to manage the participant's financial affairs, the committee may direct the trustee to make payments or distributions to which the participant otherwise is entitled to the participant's legal representative or to a relative or friend of such person for the participant's benefit, or the committee may direct the trustee to apply the payment or distribution for the benefit of such person in any manner that the committee may select which is consistent with the plan. If the committee receives proper authorization by a participant or any other person entitled to benefits under the plan, and unless and until the committee is notified or becomes aware that such authorization no longer is in effect, the committee will direct the trustee to make periodic deposits of the benefits which otherwise would be payable directly to the participant into a savings or checking account established in the participant's name at a bank or other financial institution. Any payments made in accordance with the foregoing provisions of this subsection shall be a full and complete discharge of any liability for such payments.

10.3 ABSENCE OF GUARANTY

          Neither the committee nor any USG Company in any way guarantees the trust fund from loss or depreciation. Subject to subsection 14.5, the USG Companies do not guarantee any payment to any person. The liability of the trustee or the committee to make any payment or distribution under the plan is limited to the available assets of the trust fund.

10.4 EMPLOYMENT RIGHTS

          The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of the USG Companies, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under the terms of the plan.

10.5 LITIGATION BY PARTICIPANTS OR OTHER PERSONS

          To the extent permitted by law, if a legal action begun against a USG Company, the committee (or any member thereof), or the trustee by or on behalf of any person with respect to benefits under the plan results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or beneficiary's benefits, the cost to any USG Company, the committee (or any member thereof), or the trustee of defending the action will be charged to the extent possible to the sums, if any, that were involved in the action or were payable to the participant or beneficiary concerned.

10.6 ACTUARIALLY EQUIVALENT BENEFITS

          Except as otherwise provided by law, a benefit shall be actuarially equivalent to any other benefit if the actuarial reserve required to provide the same is equal to the actuarial reserve required to provide such other benefit, computed on the basis of the actuarial rates, tables and procedures specified in Exhibit A or set forth elsewhere in the plan. No adjustment in a determination of an actuarially equivalent value or amount shall be made if such rates, tables and procedures are changed subsequent to such determination.

10.7 EVIDENCE

          Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

10.8 WAIVER OF NOTICE

          Any notice required under the plan may be waived by the person entitled to notice.

10.9 CONTROLLING LAW

          To the extent not superseded by federal law, the laws of Illinois shall be controlling in all matters relating to the plan.

10.10 SEVERABILITY

          In case any provisions of the plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the plan, and the plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the plan.

10.11 FIDUCIARY RESPONSIBILITIES

          It is specifically intended that all provisions of the plan shall be applied so that all fiduciaries with respect to the plan shall be required to meet the prudence and other requirements and responsibilities imposed by applicable law to the extent such requirements or responsibilities apply to them, but that, subject to applicable law, each such fiduciary shall be responsible only for the carrying out of the responsibilities, obligations and duties placed upon the fiduciary by the provisions of the plan to the extent not allocated or delegated to other persons. In general, a fiduciary shall discharge the fiduciary's duties with respect to the plan and trust solely in the interests of plan participants and beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                                   SECTION 11

                                 THE COMMITTEE

11.1 MEMBERSHIP

          The plan is administered by the Pension and Investment Committee (the "committee") consisting of three or more members appointed by the company. The appointment of a committee member pursuant to the provisions of this subsection shall be effective not earlier than receipt by such person of written notice of the member's appointment from the company and the member's written acceptance of such appointment. A committee member may resign at any time by giving thirty days' advance written notice to the company and the other committee members. The company may remove a committee member by giving advance written notice to the member, the other committee members, and the other employers. The company may fill any vacancy in the membership of the committee, or may appoint an additional member or members of the committee, and shall give prompt written notice thereof to the other committee members and the other employers. While there is a vacancy in the membership of the committee, the remaining committee members shall have the same powers as the full committee until the vacancy is filled.

11.2 GENERAL POWERS, RIGHTS AND DUTIES

          The committee has the following powers, rights and duties in addition to those given it elsewhere in the plan and the trust agreement:

          (a) To select a chairman and secretary, if it believes it advisable, who may, but need not be, committee members.

          (b) To determine in its discretion all questions arising under the plan, including the power to determine the rights or eligibility of employees or participants and their beneficiaries, and the amount of their respective benefits under the plan, and to remedy ambiguities, inconsistencies or omissions.

          (c) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the plan and as are consistent with the plan.

          (d) To enforce the plan and the rules and regulations, if any, adopted by the committee as above.

          (e) To direct the trustee as respects benefit payments or other distributions from the trust fund pursuant to the provisions of the plan.

          (f) To furnish the employers with such information as may be required by them for tax or other purposes as respects the plan.

          (g) To employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by any employer or the trustee), and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out the administration of the plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing.

11.3 MANNER OF ACTION

          During a period in which two or more committee members are acting, the following provisions apply where the context admits:

          (a) A committee member by writing may delegate any or all of the member's rights, powers, duties and discretions to any other committee member, with the consent of the latter.

          (b) The committee members may act by meeting, or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

          (c) An action or decision of a majority of the committee members as to a matter shall be as effective as if taken or made by all pension committee members.

          (d) If, because of the number qualified to act, there is an even division of opinion among the committee members as to a matter, the company shall decide the matter.

          (e) The certificate of the secretary of the committee or of a majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

11.4 INFORMATION REQUIRED BY COMMITTEE

          The USG Companies shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan. The records of a USG Company as to an employee's or participant's period or periods of employment, termination of employment and the reason therefor, leave of absence, reemployment and earnings will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect. Participants and other persons entitled to benefits under the plan also shall furnish the committee with such evidence, data or information as the committee considers necessary or desirable to administer the plan.

11.5 COMMITTEE DECISION FINAL

          Subject to applicable law and the provisions of subsection 11.6, any interpretations of the provisions of the plan and any decision on any matter within the discretion of the committee made by the committee in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

11.6 REVIEW OF BENEFIT DETERMINATIONS

          The committee will provide notice in writing to any participant, beneficiary or other person whose claim for benefits under the plan is denied and the committee shall afford such participant, beneficiary or other person a full and fair review of its decision, if so requested.

11.7 UNIFORM RULES

          The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all participants similarly situated.

11.8 COMMITTEE MEMBER WHO IS A PARTICIPANT

          If a member of the committee is a participant in the plan, the member may not decide or determine any matter or question concerning the member's benefits or as to how they are to be paid to the member that the member would not have the right to decide or determine if the member were not a member of the committee.

                                   SECTION 12

                            FUNDING OF PLAN BENEFITS

12.1 EMPLOYER AND PARTICIPANT CONTRIBUTIONS

          Subject to the provisions of Section 15, the employers expect and intend to contribute to the plan from time to time, after taking into account participants' contributions made pursuant to subsection 2.5, such amounts as shall be required under accepted actuarial principles to maintain the plan in a sound condition and to meet all applicable funding requirements imposed by federal law.

12.2 MINIMUM FUNDING STANDARDS

          The employers maintain a funding standard account which is credited with contributions and gains and charged with costs and losses for each plan year in accordance with Section 412 of the Internal Revenue Code. Contributions to the plan for each plan year shall be made at such times and in such amounts as are required by Section 412 of the Internal Revenue Code.

12.3 APPLICATION OF FORFEITED BENEFITS

          Benefits that would have been payable to a participant if the participant's employment with the USG Companies had not terminated before the participant was eligible to receive a monthly retirement income or deferred vested benefit and benefits that would have been payable to the participant or any other person but for the participant's death shall not be applied to increase the benefits of any other participants or any other persons entitled to benefits under the plan. However, the limitation contained in the next preceding sentence shall not in any way limit the right reserved to the company under subsection 14.1 to amend the plan to provide for increases or decreases in the amount of benefits or to modify the form of any benefits payable under the plan.

                                   SECTION 13

                           RELATING TO THE EMPLOYERS

13.1 ACTION BY EMPLOYERS

          Any action required or permitted of an employer under the plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

13.2 ADDITIONAL EMPLOYERS

          Any subsidiary that is not an employer may adopt the plan and become an employer and a party to the trust agreement:

          (a) By filing with the committee and the trustee a certified copy of a resolution of the Board of Directors of the subsidiary providing for its adoption of the plan; and

          (b) By filing with the trustee a written certification signed by a majority of the members of the committee or the secretary of the committee that the committee has consented to such adoption.

13.3 SUCCESSOR EMPLOYERS

          In the event of the dissolution, merger, consolidation or reorganization of an employer, or the sale by that employer of all or substantially all of its assets, with the consent of the company the successor to that employer or the purchaser of all or substantially all of its assets may be substituted for that employer under the plan and the trust agreement.

13.4 RESTRICTIONS AS TO REVERSION OF TRUST ASSETS TO EMPLOYERS

          The employers shall have no right, title or interest in the assets of the trust fund, nor will any part of the assets of the trust fund at any time revert or be repaid to an employer, directly or indirectly, except as follows:

          (a) If the Internal Revenue Service initially determines that the plan, as applied to any employer that adopts the plan after the effective date, does not meet the requirements of a "qualified plan" under Section 401(a) of the Internal Revenue Code, that portion of the assets of the trust fund attributable to contributions made by that employer under the plan shall be returned to that employer within one year of the date of denial of qualification of the plan as applied to that employer.

          (b) If a contribution or a portion of a contribution is made by an employer as a result of a mistake of fact, such contribution or portion of a contribution shall not be considered to have been contributed under the plan by that employer and, after having been reduced by any losses of the trust fund allocable thereto, shall be returned to that employer from the trust fund within one year of the date the amount is contributed under the plan.

          (c) Each contribution made by an employer is conditioned upon the continued qualification of the plan and the deductibility of such contribution as an expense for federal income tax purposes and, therefore, to the extent that a contribution is made by an employer under the plan for a period for which the plan is not a qualified plan or the deduction for a contribution made by the employer is disallowed, then such contribution or portion of a contribution, after having been reduced by any losses of the trust fund allocable thereto, shall be returned to that employer within one year of the date of determination of the nonqualified status of the plan or the date of disallowance of the deduction.

          (d) If after all fixed and contingent liabilities or obligations to persons entitled to benefits under the plan shall have been paid or provided for in full any assets remain in the trust fund because of an erroneous actuarial computation, such assets shall be returned to the employers.

                                   SECTION 14

                      AMENDMENT, TERMINATION OR PLAN MERGER

14.1 AMENDMENT

          While the employers expect and intend to continue the plan, the company reserves the right to amend the plan (in accordance with the procedures set forth in subsection 13.1) from time to time, except as follows:

          (a) The duties and liabilities of the committee under the plan cannot be changed substantially without its consent; and

          (b) Except as provided in subsection 13.4, under no condition shall any amendment result in the return or repayment to any employer of any part of the trust fund or the income therefrom, or result in the distribution of the trust fund for the benefit of anyone other than employees and former employees of the employers and any other persons entitled to benefits under the plan.

14.2 TERMINATION

          The plan will terminate as to all employers on any date specified by the company (in accordance with the procedures set forth in subsection 13.1) if 30 days advance written notice of the termination is given to the trustee, the committee and the other employers.

14.3 PLAN MERGER OR CONSOLIDATION

          In no event shall there be any merger or consolidation of the plan with, or transfer of assets or liabilities to, any other plan unless each participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the plan had then terminated).

14.4 NOTICE OF AMENDMENT, TERMINATION OR PLAN MERGER

          Participants affected thereby will be notified of an amendment, termination, plan merger or consolidation within a reasonable time.

14.5 NONFORFEITABILITY ON TERMINATION

          On termination or partial termination of the plan as respects any employer, the rights of all affected participants to benefits accrued to the date of such termination or partial termination shall be non- forfeitable; provided that in such event each affected participant shall not have any recourse towards satisfaction of the participant's nonforfeitable benefits from other than the assets of the plan allocable to the participant under Section 15 or the Pension Benefit Guaranty Corporation.

14.6 LIMITATIONS ON TERMINATION

          Notwithstanding any other provisions of the plan, in the event of termination of the plan, the benefits of any highly compensated employee or highly compensated former employee (as defined in Section 414(q) of the Internal Revenue Code) shall be limited to benefits that are nondiscriminatory under
Section 401(a)(4) of the Internal Revenue Code.

                                   SECTION 15

                           ALLOCATION AND DISTRIBUTION
                            OF ASSETS ON TERMINATION

          On termination of the plan, the committee will direct the allocation and distribution of the assets of the trust fund to participants and other persons entitled to benefits under the plan. After payment of any expenses of administration and liquidation, the assets remaining in the trust fund shall be allocated and distributed to such participants and other persons, to the extent of the sufficiency of such assets, in accordance with the provisions of Section 4044 of the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations thereunder. Any assets remaining after such allocation and distribution shall be subject to the provisions of subsection 13.4. Distribution may be made in cash or property or partly in each, provided property is distributed at its fair market value as of the date of distribution as determined by the trustee. If the committee so determines, the benefits distributable to any participant under this Section 15 who is employed by a USG Company may be retained in the trust fund until the participant's employment with the USG Companies is terminated.

                                   SECTION 16

                       ANNUAL BENEFIT PAYMENT RESTRICTIONS

16.1 RESTRICTIONS ON ANNUAL PAYMENTS

          Notwithstanding any other provisions of the plan or the trust agreement, for any plan year the benefits paid to a participant who was among the 25 highly compensated employees and highly compensated former employees (as defined in Section 414(q) of the Internal Revenue Code) receiving the greatest compensation from the employers for that plan year shall be restricted to an amount equal to the payments that would be made on behalf of the participant for that year under a single life annuity that is the actuarial equivalent of the participant's accrued benefits under the plan. The foregoing restriction shall not apply for any plan year if:

          (a) After payment of all benefits payable under the plan for that year to such highly compensated employee or highly compensated former employee, the value of plan assets equals or exceeds 110 percent of the value of current liabilities to participants and beneficiaries under the plan; or

          (b) The value of all current and contingent benefits payable under the plan to or with respect to such highly compensated employee or highly compensated former employee is less than one percent of the value of current liabilities to participants and beneficiaries under the plan.

16.2 RESPONSIBILITY OF COMMITTEE

          The committee shall have sole responsibility to see that the restrictions of this Section 16 are applied.

                                   SECTION 17

                        SPECIAL RULES FOR TOP-HEAVY PLANS

17.1 PURPOSE

          The purpose of this Section 17 is to comply with the requirements of
Section 416 of the Internal Revenue Code. The provisions of this Section 17 shall be effective for each plan year beginning after December 31, 1983 in which the plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code.

17.2 TOP-HEAVY PLAN

          In general, the plan will be a top-heavy plan for any plan year if, as of the last day of the preceding plan year (the "determination date"), the present value of the cumulative accrued benefits and account balances of participants who are key employees (as defined in Section 416(i)(l) of the Internal Revenue Code) who are covered by this plan and any other defined benefit plans and any defined contribution plans that are aggregated as required or permitted by subsection 17.7 exceed 60 percent of the present value of the cumulative accrued benefits and account balances of all employees who are covered by such plans. In making the foregoing determination, the following special rules shall apply:

          (a) The present value of a participant's accrued benefits or account balances shall be determined in accordance with Section 416(g) of the Internal Revenue Code and any regulations issued and in effect thereunder, as applied to the terms of the plans involved. The present value of a participant's accrued benefits or account balances shall be determined as of the most recent valuation date occurring within the 12-month period ending on the applicable determination date, subject to adjustments required by Section 416 of the Internal Revenue Code and any regulations issued and in effect thereunder. The "valuation date" in determining (i) the present value of accrued benefits shall be the same date used for computing plan costs for minimum funding, regardless of whether a valuation is performed in the applicable year, and (ii) the present value of account balances shall be the most recent accounting date within the applicable 12-month period as of which participants' accounts are adjusted to reflect the value of plan assets.

          (b) The present value of a participant's accrued benefits or account balances shall be increased by the aggregate distributions if any, made with respect to the participant during the five-year period ending on the determination date.

          (c) The accrued benefits or account balances of a participant who previously was a key employee, but who no longer is a key employee, shall be disregarded.

          (d) The accrued benefits or account balances of a beneficiary of a participant shall be considered as accrued benefits or account balances of the participant.

          (e) The accrued benefits or accrued balances of a participant who was not credited with an hour of service by an employer at any time during the five year period ending on the determination date shall be disregarded.

17.3 KEY EMPLOYEE

          In general, a "key employee" is an employee or former employee who, at any time during the five-year period ending on the determination date, is or was:

          (a) An officer of a USG Company receiving annual compensation greater than 150 percent of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code for the calendar years in which such plan years end; provided, that for purposes of this subparagraph (a), no more than 50 employees of the USG Companies (or if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers;

          (b) One of the ten employees of the USG Companies receiving annual compensation of more than the limitation in effect under Section 415(c)(l)(A) of the Internal Revenue Code for the calendar years in which such plan years end and owning both more than a one-half percent interest and the largest interests in the USG Companies;

          (c) A 5 percent owner (as defined in Section 416(i)(l)(B)(i) of the Internal Revenue Code) of a USG Company; or

          (d) A 1 percent owner (as defined in Section 416(i)(l)(B)(ii) of the Internal Revenue Code) of a USG Company receiving annual compensation from the USG Companies of more than $150,000.

17.4 MINIMUM VESTING

          For any plan year in which the plan is a top-heavy plan, a participant's vested percentage in the participant's accrued benefit shall not be less than the percentage determined under the following table:

   Years of Credited Service       Vested
(as defined in subsection 4.2)   Percentage
------------------------------   ----------
          Less than 2                 0%
               2                     20%
               3                     40%
               4                     60%
           5 or more                100%

If the foregoing provisions of this subsection 17.4 become effective, and the plan subsequently ceases to be a top-heavy plan, each participant who has then completed three or more years of credited service may elect to continue to have the vested percentage of the participant's accrued benefit determined under the provisions of this subsection. If the foregoing provisions of this subsection
17.4 become effective, and the plan subsequently ceases to be a top-heavy plan, each participant who has then completed three or more years of employment service may elect to continue to have the vested percentage of the participant's accrued benefit determined under the provisions of this subsection 17.4. Such election shall be made no later than 60 days after the later of (i) the first day of the plan year in which the plan ceases to be a top-heavy plan; or (ii) the date participants are notified in writing of the change in the plan's status and their right to make such election. Any benefit that was nonforfeitable before the plan ceased to be top-heavy shall remain nonforfeitable.

17.5 MINIMUM BENEFIT

          A participant's monthly retirement income or monthly deferred vested benefit, commencing on the participant's normal retirement date and payable as a life annuity, shall not be less than an amount equal to 2 percent of the participant's average compensation (as defined below) multiplied by the number of years (not to exceed ten) of the participant's top-heavy service (as defined below). A participant's "average compensation" means the monthly average of the participant's total compensation for the five consecutive years for which the participant's total compensation was highest, disregarding any compensation paid after the last year in which the plan is a top-heavy plan. A participant shall be entitled to a year of "top-heavy service" for each year of the participant's credited service ending after December 31, 1983 during which the plan is a top-heavy plan and the participant is a participant thereunder, regardless of whether the participant is a participant at the end of that year or had ceased making participant contributions under subsection 2.5 because of the participant's election to do so, the participant's transfer to a group of employees to which the plan has not been extended, or otherwise.

17.6 AGGREGATION OF PLANS

          In accordance with Section 416(g)(2) of the Internal Revenue Code, each other defined benefit plan and defined contribution plan maintained by the USG Companies which cover a key employee as a participant, or which is maintained by the USG companies in order for a plan covering a key employee to be qualified, shall be aggregated with this plan in determining whether this plan is top-heavy. In addition, any other defined benefit or defined contribution plan of the USG Companies may be included if all such plans which are included, when aggregated, will not discriminate in favor of officers, shareholders or highly compensated employees. The plans referred to above also shall include qualified plans that had been maintained by the USG Companies within the five year period ending on the determination date that have been terminated.

17.7 NO DUPLICATION OF BENEFITS

          If a participant in this plan also participates in another qualified plan maintained by the USG Companies the minimum benefit otherwise required under subsection 17.5 above may be adjusted in accordance with Section 416(f) of the Internal Revenue Code and regulations issued thereunder by the Secretary of the Treasury to prevent inappropriate omissions or require duplication of minimum benefits or contributions.

17.8 ADJUSTMENT OF COMBINED BENEFIT LIMITATIONS

          With respect to each participant whose retirement date or employment termination date occurs on or before December 31, 1999, the determination of the defined benefit plan fraction and defined contribution plan fraction pursuant to subsection 8.3 shall be adjusted in accordance with Section 416(h) of the Internal Revenue Code.

17.9 USE OF TERMS

          All terms and provisions of the plan shall apply to this Section 17, except that where the terms and provisions of the plan and this Section 17 conflict, the terms and provisions of this Section 17 shall govern.

                                   SECTION 18

                       SPECIAL RESTRICTIONS AND OVERRIDING
                         PROVISIONS APPLICABLE DURING A
                                RESTRICTED PERIOD

18.1 OVERRIDING PROVISIONS EFFECTIVE DURING RESTRICTED PERIOD

          The following provisions of this Section 18 shall become effective on a Restricted Date as the result of a Change in Control and shall remain in effect during the Restricted Period beginning on that date until the following related Unrestricted Date. During the Restricted Period the provisions of this
Section 18 shall supersede any other provisions of the plan to the extent necessary to eliminate any inconsistencies between the provisions of this
Section 18 and any other provisions of the plan, including any exhibits and supplements thereto.

18.2 DEFINITIONS

          For purposes of this Section 18, the definitions set forth in subparagraphs (a) through (n) below shall apply. Definitions set forth elsewhere in the plan also shall apply to the provisions of this Section 18, except that where a definition set forth elsewhere in the plan and a definition set forth in this subsection conflict, the definition set forth in this subsection shall govern.

          (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of shares of Common Stock of the Company constituting more than 20 percent of the Common Stock then outstanding, but such term does not include USG Corporation, any subsidiary of USG Corporation, any employee benefit plan of USG Corporation or any subsidiary of USG Corporation or any entity holding Common Stock for or pursuant to the terms of any such plan.

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (c) A Person shall be deemed the "Beneficial Owner" of any securities;

               (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

               (ii) which such Person or any of such Person's Affiliates or
                    Associates has either (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than "stock purchase rights" granted by the Company to its stockholders which by their terms become exercisable upon a Person acquiring a stated percentage of stock of the Company or a Person announcing a tender or exchange offer for a stated portion of stock of the Company), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security pursuant to this clause (B) if the agreement, arrangement or understanding to vote such security (l) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not then reportable under Item 5 of Schedule 13D under the Exchange Act (or any comparable or successor report); and

               (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.

          (d) A "Change in Control" shall be deemed to occur upon any Person becoming an Acquiring Person.

          (e) "Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company (as the same may be changed by reason of any combination, subdivision or reclassification of the Common Stock).

          (f) "Company" shall mean USG Corporation and any successor thereto because of merger, consolidation or other reason.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

          (h) "Person" shall mean any individual, firm, corporation or other entity, and shall include any "group" as that term is used in Rule 13d-5(b) under the Exchange Act.

          (i) "Post-Retirement Medical Fund" shall mean the portion of the trust fund that contains assets to be applied pursuant to Section 401(h) of the Internal Revenue Code to provide medical benefits described in USG Retiree Medical Plan.

          (j) "Restricted Date" shall mean the date on which a Change in Control occurs.

          (k) "Restricted Period" shall mean the period beginning on a Restricted Date and ending on the fifth anniversary of such Restricted Date.

          (l)  "Unrestricted Date" shall mean the last day of a Restricted
               Period.

          (m) "USG Retiree Medical Plan" means the Retiree Medical Plan maintained by the Company and the other employers under the plan for participants therein who at the time of their retirement are entitled to retirement income benefits under the plan.

          (n) "USG Retiree Life Insurance Plan" means the group life insurance program maintained by the Company and the other employers under the plan with respect to participants therein who at the time of their retirement are entitled to retirement income benefits under the plan.

18.3 RESTRICTIONS ON ELIGIBILITY TO PARTICIPATE

          During the Restricted Period, no employee of a USG Company or any other corporation, partnership or sole proprietorship may become eligible to participate in the plan unless the employee is a member of a group of employees that immediately prior to the Restricted Date was covered under the plan at a facility or location of an employer under the plan immediately prior to the Restricted Date.

18.4 PROHIBITION AGAINST MERGERS AND TRANSFERS OF ASSETS AND LIABILITIES

          During the Restricted Period, the plan may not be merged into any other defined benefit plan or defined contribution plan maintained by any USG Company or other corporation, partnership or sole proprietorship, nor may any other defined benefit plan or defined contribution plan be merged into the plan, and no portion of the assets and benefit liabilities of the plan may be transferred to any other defined benefit plan or defined contribution plan, nor may any assets and benefit liabilities of any other defined benefit plan or defined contribution plan be transferred to the plan.

18.5 TIMING AND METHOD OF DISTRIBUTION

          During the Restricted Period, the timing and methods of distributions of participants' retirement income and deferred vested benefits and death benefits payable under the plan and the determination of actuarially equivalent values shall be governed by the applicable provisions of the plan as in effect on the date immediately preceding the Restricted Date. Notwithstanding the next preceding sentence, any such participant whose retirement income or deferred vested benefit is not required to be distributed in the form of a qualified joint and survivor annuity or in the form of a pre-retirement spouse's benefit (either because such participant has no spouse at the time payment of such retirement income or deferred vested benefit commences or, in the case of the qualified joint and survivor annuity or pre-retirement spouse's benefit, because the participant waived such form of payment with the participant's spouse's consent where permitted) may select, in the participant's sole discretion, the method of distribution of the participant's retirement income or deferred vested benefit (including, if applicable, distribution to the participant's beneficiary, where any portion of such retirement income or deferred vested benefit is to be distributed under the terms of the plan to the participant's beneficiary) from among the optional methods of distribution available to such participant with respect to the participant's retirement income or deferred vested benefit under the provisions of the plan as in effect on the date immediately preceding the Restricted Date.

18.6 PROHIBITION AGAINST REVERSION OF PLAN ASSETS IF PLAN TERMINATED

          The plan may not be terminated during the Restricted Period in a manner that would result in a reversion or diversion of any portion of the assets of the trust fund to any USG Company or other Person. If the plan is terminated during the Restricted Period:

          (a) Concurrent with and after the termination of the plan all former employees who previously had retired under the plan and at the time of their retirement were entitled to receive retirement income benefits under the plan and all employees who at the time of the termination of the plan are participants in the plan and either previously satisfied the eligibility requirements for retirement under the plan in effect immediately prior to such termination or will satisfy such requirements prior to the end of the Restricted Period shall have a nonforfeitable right for the balance of their lives to the postretirement medical benefits provided under the USG Retiree Medical Plan as in effect immediately prior to the date of the termination of the plan and also shall have a nonforfeitable right for the balance of their lives to the basic life insurance coverage provided by the USG Retiree Life Insurance Plan as in effect immediately prior to the date of the termination of the plan.

          (b) All assets of the trust fund, after payment of expenses of administration and liquidation, shall be allocated and distributed to participants and other persons entitled to benefits under the plan in accordance with the provisions of

               Section 4044 of the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations thereunder, to the extent necessary to satisfy all liabilities for retirement income, deferred vested and death benefits payable under the plan. If any assets remain in the trust fund after all such liabilities have been paid or provided for in full:

               (i) Subject to the conditions and limitations set forth in subsection 18.7 and the sufficiency of such assets, such remaining assets shall be transferred to the Post-Retirement Medical Fund to the extent required to provide benefits payable pursuant to the USG Retiree Medical Plan with respect to retired employees and employees described in subparagraph (a) next above, their spouses and dependents.

               (ii) Subject to the conditions and limitations set forth in subsection 18.7 and the sufficiency of such assets, such remaining assets, to the extent not transferred to the Post-Retirement Medical Fund pursuant to subparagraph (i) next above, shall be applied to purchase individual or group paid-up life insurance contracts issued on the lives of retired employees and employees described in subparagraph
                    (a) next above to the extent required to provide the life insurance coverage described in USG Retiree Life Insurance Plan other than life insurance coverage that otherwise would be provided by employee contributions.

               (iii) Such remaining assets, to the extent not transferred to the
                    Post-Retirement Medical Fund pursuant to subparagraph (i) next above nor applied to provide individual or group paid-up life insurance contracts pursuant to subparagraph
                    (ii) next above, shall be applied to provide from the trust fund additional retirement income, deferred vested and death benefits to employees participating in the plan immediately prior to its termination, former employees who immediately prior to the termination of the plan were receiving retirement income or deferred vested benefits, or were entitled to receive such benefits commencing on a future date, and spouses or other persons who immediately prior to the termination of the plan were receiving death benefits thereunder, or were entitled to receive death benefits commencing on a future date. Such additional benefits shall be those which can be provided (payable in the same form and at the same times as the benefits to which they are added) with the remaining assets described above in this subparagraph after allocating such remaining assets on the basis of the respective lump sum actuarially equivalent values of the benefits payable to such persons under the plan from the trust fund (computed on the basis of the applicable actuarial factors and assumptions set forth in Exhibit A to the plan, assuming, in the case of a participant who then is eligible to retire under the plan but has not done so, that the participant will immediately retire and, in the case of a participant who is not yet eligible to retire under the plan, that the participant will retire when the participant otherwise would have first become eligible to do so).

18.7 CONDITIONS AND LIMITATIONS

          The provisions of subsection 18.6 shall be subject to the following conditions and limitations:

          (a) Medical Benefit Limitations. Assets may be transferred to the Post-Retirement Medical Fund to provide medical benefits pursuant to subparagraph 18.6(b)(i) only on a basis and in amounts which would not result in discrimination in favor of employees of the employers who are officers, shareholders or highly compensated and only to the extent permitted by Section 401(h) of the Internal Revenue Code and the regulations thereunder and no medical benefits may be funded under or provided by the Post-Retirement Medical Fund for a participant who is a 5 percent owner as defined in Section 416(i)(l)(B)(i) of the Internal Revenue Code during the plan year in which the plan is terminated or any prior plan year.

          (b) Life Insurance Limitations. Assets may be applied to provide individual or group paid-up life insurance contracts pursuant to subparagraph 18.6(b)(ii) only on a basis and in amounts which would not result in discrimination in favor of employees of the employers who are officers, shareholders or highly compensated and assets may not be so applied which would provide life insurance benefits with respect to any retired participant that would exceed 50 percent of the participant's earnings (as defined in subsection 4.5) during the last 12 months of the participant's employment by the USG Companies.

          (c) Post-Retirement Medical Fund Non-Diversion and Reversion Requirements. Prior to the satisfaction of all liabilities for benefits payable from the Post-Retirement Medical Fund pursuant to the USG Retiree Medical Plan, no portion of the assets of the Post-Retirement Medical Fund may be used for, or diverted to, any purpose other than the providing of such benefits. Assets of the Post-Retirement Medical Fund may be applied to pay any necessary or appropriate expenses attributable to the administration of the Post-Retirement Medical Fund. If the USG Retiree Medical Plan is terminated, any assets remaining in the Post-Retirement Medical Fund after all liabilities for benefits payable from that fund shall be returned to the employers.

18.8 PROHIBITION AGAINST AMENDMENT

          During the Restricted Period, the provisions of this Section 18 may not be amended or deleted and may not be superseded by any other provision of the plan (including the provisions of any exhibit or supplement thereto).

                                    EXHIBIT A
                                       TO
                         USG CORPORATION RETIREMENT PLAN

                        Actuarial Factors and Assumptions

          A-1. Purpose. The purpose of this Exhibit A is to set forth all actuarial factors and assumptions used in USG Corporation Retirement Plan.

          A-2. Plan Interest Rate. Interest compounded annually for the applicable period at the following rates:

          (a)  2-1/2 percent per annum through May 31, 1965;

          (b)  3 percent per annum from June 1, 1965 through December 31, 1975;

          (c)  5 percent per annum from January 1, 1976 through December 31,
               1983;

          (d)  8 percent per annum from January 1, 1984 through December 31,
               1984;

          (e)  9 percent per annum from January 1, 1985 through December 31,
               1985;

          (f)  7 percent per annum from January 1, 1986 through December 31,
               1986;

          (g)  6 percent per annum from January 1, 1987 through December 31,
               1989;

          (h) 8 percent per annum from January 1, 1990 through December 31, 1991; and

          (i) 8 percent per annum after December 31, 1991 or such higher or lower rate equal to the nearest whole percentage point below the average rate then available for 90-day U.S. Government Treasury Bills, as may be specified for a designated period by the committee at its discretion by writing filed with the plan's actuary.

          A-3. Statutory Interest Rate. Interest compounded annually for the applicable period at the following rates:

          (a)  2-1/2 percent per annum through May 31, 1965;

          (b)  3 percent per annum from June 1, 1965 through December 31, 1975;

          (c)  5 percent per annum from January 1, 1976 through December 31,
               1983;

          (d)  8 percent per annum from January 1, 1984 through December 31,
               1984;

          (e)  9 percent per annum from January 1, 1985 through December 31,
               1985;

          (f)  7 percent per annum from January 1, 1986 through December 31,
               1986;

          (g)  6 percent per annum from January 1, 1987 through December 31,
               1987.

          (h) 120 percent of the Federal mid-term rate (as in effect for the first month of a plan year) for the period beginning January 1, 1988 and ending on the date on which the amount of a participant's accumulated pre-1991 contributions is being determined (the "determination date"); and

          (i) At the interest rate that would be used as of the determination date under paragraph A-4 of this Exhibit A for the period beginning with the determination date and ending on the date on which the participant would attain normal retirement age.

          A-4. Lump Sum Rate. The "lump sum rate" is used to calculate the lump sum actuarially equivalent value of a participant's benefits under the plan and, effective for participants whose retirement date or employment termination date occurs on or after January 1, 1999, shall be the lesser of (a) the "GATT rate" (as defined below) in effect for the month that is two months prior to the month in which occurs the participant's last day of employment (i.e., for retirees the rate in effect for the month that is three months prior to the participant's retirement date), or (b) the average of the GATT rates in effect for the month described in subparagraph (a) and the prior five months. The GATT rate for any month shall be the average for the month of the annual rates of interest on 30-year Treasury securities, as announced by The Treasury Department pursuant to
Section 417(e)(3)(A)(ii)(II) of the Internal Revenue Code. Notwithstanding the above, the lump sum actuarially equivalent value of the benefit of a participant whose retirement date occurs on or after January 1, 1999 and on or prior to January 1, 2000, or whose employment termination date occurs on or after January 1, 1999 and prior to January 1, 2000, shall not be less than such value determined under Paragraphs A-4 and A-6 of Exhibit A of the plan as in effect on December 31, 1998.

          A-5. Other Forms. For purposes of determining actuarial equivalence between forms of benefit payment under the plan (other than calculation of lump sum actuarially equivalent values in accordance with paragraph A-4), the interest rate used under the plan is 7 percent.

          A-6. Mortality. The mortality factors under the plan shall be taken from the 1983 Group Annuity Table with weighted annuity factors assuming a population of 90 percent males and 10 percent females. Notwithstanding the above, for purposes of determining the lump sum actuarially equivalent value of a participant's benefit, the mortality factors shall be those set forth in the table described in Section 417(e)(3)(A)(ii)(I) of the Internal Revenue Code.

          A-7. Amendment of Actuarial Factors and Assumptions. If the actuarial factors and assumptions in this Exhibit A are amended, the actuarial equivalent of a participant's accrued benefits shall be determined in accordance with the factors and assumptions as amended; provided, however, the actuarial equivalent of a participant's accrued benefits on and after the date of such amendment shall not be less than the actuarial equivalent of the participant's accrued benefits determined as of the date immediately before such amendment in accordance with the actuarial factors and assumptions then in use.

                                  SUPPLEMENT 1

                  TITLES OF SUPPLEMENTS IN EFFECT IMMEDIATELY
                    PRIOR TO THE RESTATEMENT EFFECTIVE DATE

SUPPLEMENT A - January 1, 1976 merger of the Kinkead and Durabond plans.

SUPPLEMENT B - January 1, 1977 merger of the Kewanee plan.

SUPPLEMENT C - Special deferred vested rights for Fiberesin Plastics Division.

SUPPLEMENT D - January 1, 1978 merger of Trenton plan.

SUPPLEMENT E - April 26, 1985 sale of Hollytex. Full vesting for all terminating Hollytex employees.

SUPPLEMENT F - Asset/Liability Transfers. USG Industries and AP Green Refractories, Wood Fiber Industries and Masonite, USG Commercial Architectural Products, Inc. and Integrated Ceilings, Inc.

SUPPLEMENT G - January 1, 1988 merger of the Donn Incorporated Retirement Income Plan No. 2 (salaried plan).

SUPPLEMENT H - January 1, 1989 merger o the DAP, Inc. plan.

SUPPLEMENT I - January 1, 1992 merger of the USG Interiors, Inc. Hourly Employees' Pension Plan (former Donn hourly plan). Termination of the two money purchase pension plans at Cartersville and Stockton.

SUPPLEMENT J - DAP, Inc. spinoff into Wassall Plan (assets transferred). Special provisions for three former DAP employees hired by USG, Sam Constan, Phillip Kohut, Joanne Twomey.

SUPPLEMENT K - Benefit transfers between this plan and Retirement Income Plan for Salaried Employees of Masonite Corporation. Special provisions for Randall Catt, Richard Fleming and Vincent Flood.